Exhibit 4.4.16

EXECUTION COPY

CHESAPEAKE FUNDING LLC,
as Issuer

and

THE BANK OF NEW YORK MELLON,
as Indenture Trustee

SERIES 2011-2 INDENTURE SUPPLEMENT

dated as of September 28, 2011

to

AMENDED AND RESTATED BASE INDENTURE

dated as of December 17, 2008

$350,000,000
of
Floating Rate Asset Backed Investor Notes

i

Page
Section 8.6 Amendments	47
Section 8.7 Severability	47
Section 8.8 Counterparts	47
Section 8.9 No Bankruptcy Petition	47
Section 8.10 SUBIs	47
Section 8.11 Notice to Rating Agencies	48
Section 8.12 Conflict of Instructions	48

EXHIBITS

Exhibit A-1:           Form of Restricted Global Class A Investor Note
Exhibit A-2:           Form of Temporary Global Class A Investor Note
Exhibit A-3:           Form of Permanent Global Class A Investor Note
Exhibit B-1:            Form of Restricted Global Class B Investor Note
Exhibit B-2:            Form of Temporary Global Class B Investor Note
Exhibit B-3:            Form of Permanent Global Class B Investor Note
Exhibit C-1:            Form of Restricted Global Class C Investor Note
Exhibit C-2:            Form of Temporary Global Class C Investor Note
Exhibit C-3:            Form of Permanent Global Class C Investor Note
Exhibit D-1:            Form of Transfer Certificate
Exhibit D-2:            Form of Transfer Certificate
Exhibit D-3:            Form of Transfer Certificate

Exhibit D-4:            Form of Clearing System Certificate

Exhibit D-5:            Form of Certificate of Beneficial Ownership
Exhibit E:                Form of Monthly Settlement Statement
Exhibit F:                Form of Lease Rate Cap

ii

SERIES 2011-2 SUPPLEMENT, dated as of September 28, 2011 (as amended, supplemented, restated or otherwise modified from time to time, this “Indenture Supplement”) between CHESAPEAKE FUNDING LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, in its capacity as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008, between the Issuer and the Indenture Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Investor Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Investor Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Investor Notes shall be designated generally as Series 2011-2 Floating Rate Asset Backed Investor Notes.

The Series 2011-2 Investor Notes shall be issued in three classes: the first of which shall be designated as Series 2011-2 Floating Rate Asset Backed Investor Notes, Class A, and referred to herein as the Class A Investor Notes, the second of which shall be designated as the Series 2011-2 Floating Rate Asset Backed Investor Notes, Class B, and referred to herein as the Class B Investor Notes and the last of which shall be designated as the Series 2011-2 Floating Rate Asset Backed Investor Notes, Class C, and referred to herein as the Class C Investor Notes.  The Class A Investor Notes, the Class B Investor Notes and the Class C Investor Notes are referred to herein collectively as the “Series 2011-2 Investor Notes.”  The Series 2011-2 Investor Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

The net proceeds from the sale of the Series 2011-2 Investor Notes (as defined herein) shall be applied in accordance with Section 5A.2(b) and the portion thereof deposited in the Series 2011-2 Principal Collection Subaccount shall be used by the Issuer to fund the Loans to Holdings under the Loan Agreement and the prepayment of the Invested Amounts of other Series of Investor Notes.

ARTICLE I

DEFINITIONS

(a)  All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Indenture Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2011-2 Investor Notes and not to any other Series of Investor Notes issued by the Issuer.

(b)  The following words and phrases shall have the following meanings with respect to the Series 2011-2 Investor Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Additional Interest” is defined in Section 5A.3(b).

“Amortization Event” is defined in Article 3.

“Applicable Procedures” is defined in Section 6.5(c).

“Calculation Agent” means The Bank of New York Mellon, in its capacity as calculation agent with respect to the Series 2011-2 Note Rates.

“Car” means an automobile or a Light-Duty Truck.

“Charge-Off Ratio” means, for any specified Settlement Date, twelve times the quotient, expressed as a percentage, of (a) Aggregate Net Lease Losses for the preceding Monthly Period, divided by (b) the Aggregate Lease Balance as of the last day of the second preceding Monthly Period.

“Class A Final Maturity Date” means the April 2024 Payment Date.

“Class A Initial Invested Amount” means the aggregate initial principal amount of the Class A Investor Notes, which is $326,750,000.

“Class A Interest Shortfall Amount” is defined in Section 5A.3(b).

“Class A Invested Amount” means, as of any date of determination, an amount equal to (a) the Class A Initial Invested Amount minus (b) the amount of principal payments made to Class A Investor Noteholders on or prior to such date.

“Class A Investor Note Owner” means, with respect to a Series 2011-2 Global Note that is a Class A Investor Note, the Person who is the beneficial owner of an interest in such Series 2011-2 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class A Investor Noteholder” means the Person in whose name a Class A Investor Note is registered in the Note Register.

“Class A Investor Notes” means any one of the Series 2011-2 Floating Rate Asset Backed Investor Notes, Class A, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3.  Definitive Class A Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.

“Class A Monthly Interest” means, with respect to any Series 2011-2 Interest Period, an amount equal to the product of (i) the Class A Note Rate for such Series 2011-2 Interest Period, (ii) the Class A Invested Amount on the first day of such Series 2011-2 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2011-2 Interest Period, the Class A Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2011-2 Interest Period and the denominator of which is 360.

“Class A Monthly Interest Payment” is defined in Section 5A.3(b).

“Class A Note Rate” means, (i) with respect to the initial Series 2011-2 Interest Period, 1.48744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.25% per annum.

“Class B Final Maturity Date” means the April 2024 Payment Date.

“Class B Initial Invested Amount” means the aggregate initial principal amount of the Class B Investor Notes, which is $12,050,000.

“Class B Interest Shortfall Amount” is defined in Section 5A.3(b).

“Class B Invested Amount” means, as of any date of determination, an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of principal payments made to Class B Investor Noteholders on or prior to such date.

“Class B Investor Note Owner” means, with respect to a Series 2011-2 Global Note that is a Class B Investor Note, the Person who is the beneficial owner of an interest in such Series 2011-2 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class B Investor Noteholder” means the Person in whose name a Class B Investor Note is registered in the Note Register.

“Class B Investor Notes” means any one of the Series 2011-2 Floating Rate Asset Backed Investor Notes, Class B, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B-1, B-2 or B-3.  Definitive Class B Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.

“Class B Monthly Interest” means, with respect to any Series 2011-2 Interest Period, an amount equal to the product of (i) the Class B Note Rate for such Series 2011-2 Interest Period, (ii) the Class B Invested Amount on the first day of such Series 2011-2 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2011-2 Interest Period, the Class B Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2011-2 Interest Period and the denominator of which is 360.

“Class B Monthly Interest Payment” is defined in Section 5A.3(b).

“Class B Note Rate” means, (i) with respect to the initial Series 2011-2 Interest Period, 1.98744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.75% per annum.

“Class C Final Maturity Date” means the April 2024 Payment Date.

“Class C Initial Invested Amount” means the aggregate initial principal amount of the Class C Investor Notes, which is $11,200,000.

“Class C Interest Shortfall Amount” is defined in Section 5A.3(b).

“Class C Invested Amount” means, as of any date of determination, an amount equal to (a) the Class C Initial Invested Amount minus (b) the amount of principal payments made to Class C Investor Noteholders on or prior to such date.

“Class C Investor Note Owner” means, with respect to a Series 2011-2 Global Note that is a Class C Investor Note, the Person who is the beneficial owner of an interest in such Series 2011-2 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class C Investor Noteholder” means the Person in whose name a Class C Investor Note is registered in the Note Register.

“Class C Investor Notes” means any one of the Series 2011-2 Floating Rate Asset Backed Investor Notes, Class C, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit C-1, C-2 or C-3.  Definitive Class C Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.

“Class C Monthly Interest” means, with respect to any Series 2011-2 Interest Period, an amount equal to the product of (i) the Class C Note Rate for such Series 2011-2 Interest Period, (ii) the Class C Invested Amount on the first day of such Series 2011-2 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2011-2 Interest Period, the Class C Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2011-2 Interest Period and the denominator of which is 360.

“Class C Monthly Interest Payment” is defined in Section 5A.3(b).

“Class C Note Rate” means, (i) with respect to the initial Series 2011-2 Interest Period, 2.23744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 2.00% per annum.

“Clearstream” is defined in Section 6.3.

“Deficiency” is defined in Section 5A.4(b)(i).

“Delinquency Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid for 60 days or more from the original due date thereof as of the last day of the immediately preceding Monthly Period divided by (b) the sum of (i) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid as of the last day of the second preceding Monthly Period and (ii) the aggregate amount billed with respect to all Leases and all Fleet Receivables during the immediately preceding Monthly Period.

“DTC” means The Depository Trust Company or its successor, as the Clearing Agency for the Series 2011-2 Investor Notes.

“Equipment” means any Vehicle that is not a Car, a Forklift, a Heavy-Duty Truck, a Medium-Duty Truck, a Truck Body or a Trailer.

“Euroclear” is defined in Section 6.3.

“Excess Alternative Vehicle Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is not a Car allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is not a Car subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 35.00% of the Aggregate Unit Balance as of such Settlement Date.

“Excess Equipment Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is Equipment allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is Equipment subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 6.00% of the Aggregate Unit Balance as of such Settlement Date.

“Excess Forklift Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Forklift allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is a Forklift subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 3.00% of the Aggregate Unit Balance as of such Settlement Date.

“Excess Heavy-Duty Truck Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Heavy-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is a Heavy-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 10.00% of the Aggregate Unit Balance as of such Settlement Date.

“Excess High Lease Balance Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases having a Lease Balance in excess of $1,000,000 allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (b) an amount equal to 0.50% of the Aggregate Lease Balance as of such Settlement Date.

“Excess Longer-Term Lease Amount” means, on any Settlement Date, an amount equal to the greater of (a) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than five years allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 20.00% of the Aggregate Lease Balance as of such Settlement Date and (b) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than seven years allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 7.50% of the Aggregate Lease Balance as of such Settlement Date.

“Excess Medium-Duty Truck Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Medium-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is a Medium-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 15.00% of the Aggregate Unit Balance as of such Settlement Date.

“Excess State Obligor Risk Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases the Obligor of which is a state or local government or any subdivision thereof, or any agency, department or instrumentality thereof allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (b) an amount equal to 3.00% of the Aggregate Lease Balance as of such Settlement Date.

“Excess Trailer Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Trailer allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is a Trailer subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 3.00% of the Aggregate Unit Balance as of such Settlement Date.

“Excess Truck Amount” means, on any Settlement Date, an amount equal to the greater of (a) the sum of (i) the Excess Heavy-Duty Truck Amount on such Settlement Date and (ii) the Excess Medium-Duty Truck Amount on such Settlement Date and (b) an amount equal to the excess, if any, of (x) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Medium-Duty Truck or a Heavy-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is a Medium-Duty Truck or a Heavy-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (y) an amount equal to 22.50% of the Aggregate Unit Balance as of such Settlement Date.

“Excess Truck Body Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

(i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Truck Body allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

(ii) an amount equal to the aggregate for each Unit Vehicle which is a Truck Body subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;

over (b) an amount equal to 2.00% of the Aggregate Unit Balance as of such Settlement Date.

“Final Maturity Date” means the Class A Final Maturity Date, the Class B Final Maturity Date or the Class C Final Maturity Date.

“Finance Charge Rate” means the actual or implicit finance charge rate, exclusive of any management or administrative fee.

“Financial Assets” is defined in Section 5A.12(b)(i).

“Forklift” means a high-lift, self-loading mobile vehicle, equipped with load carriage and forks, for transporting and tiering loads.

“Gross Vehicle Weight” means the maximum manufacturer recommended weight that the axles of a Truck or Tractor can carry including the weight of the Truck or Tractor.

“Heavy-Duty Truck” means a Truck or Tractor having a Gross Vehicle Weight of over 33,000 pounds.

“Indenture Supplement” has the meaning set forth in the preamble.

“Interest Shortfall Amount” means, as of any Payment Date, the sum of (i) any Class A Interest Shortfall Amount, (ii) any Class B Interest Shortfall Amount and (iii) any Class C Interest Shortfall Amount.

“Lease Rate Cap Event” means the failure on the part of the Issuer to have the Lease Rate Caps that it is required to have in accordance with Section 5A.11.

“LIBOR Determination Date” means, with respect to any Series 2011-2 Interest Period, the second London Business Day next preceding the first day of such Series 2011-2 Interest Period.

“Light-Duty Truck” means a Truck having a Gross Vehicle Weight of under 16,001 pounds.

“London Business Day” means any day on which dealings in deposits in Dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close.

“Management Fee Yield” means, with respect to any Unit Lease for any Settlement Date, the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the fixed monthly management or administrative fee payable in respect of such Unit Lease, and the denominator of which is the Lease Balance of such Lease as of the last day of the immediately preceding Monthly Period and (b) 12.

“Medium-Duty Truck” means a Truck or Tractor having a Gross Vehicle Weight of between 16,001 pounds and 33,000 pounds.

“Monthly Interest Payment” is defined in Section 5A.3(b).

“New York UCC” is defined in Section 5A.12(b)(i).

“One-Month LIBOR” means, (i) for the initial Series 2011-2 Interest Period, 0.23744% and (ii) for each Series 2011-2 Interest Period thereafter, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on the Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

“Outstanding” means, with respect to the Series 2011-2 Investor Notes, all Series 2011-2 Investor Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2011-2 Investor Notes theretofore canceled or delivered to the Transfer Agent and Registrar for cancellation, (b) Series 2011-2 Investor Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2011-2 Distribution Account and are available for payment of such Series 2011-2 Investor Notes, and Series 2011-2 Investor Notes which are considered paid pursuant to Section 11.1 of the Base Indenture, or (c) Series 2011-2 Investor Notes in exchange for or in lieu of other Series 2011-2 Investor Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2011-2 Investor Notes are held by a purchaser for value.

“Overconcentration Amount” means, on any Settlement Date, an amount equal to the greatest of (a) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI is a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 5.50% of the Aggregate Lease Balance as of such Settlement Date; provided, however, that if the long-term debt obligations of such Obligor are not rated at least “Baa3” by Moody’s and at least “BBB-” by Standard & Poor’s as of such Settlement Date, the amount in this clause (ii) shall equal 3.75% of the Aggregate Lease Balance as of such Settlement Date, (b) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the

Obligors having the two largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 9.25% of the Aggregate Lease Balance as of such Settlement Date; provided, however, that if the long-term debt obligations of the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI are not rated at least “Baa3” by Moody’s and at least “BBB-” by Standard & Poor’s as of such Settlement Date, the amount in this clause (ii) shall equal 7.50% of the Aggregate Lease Balance as of such Settlement Date, (c) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the four largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 17.50% of the Aggregate Lease Balance as of such Settlement Date, (d) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the five largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 18.75% of the Aggregate Lease Balance as of such Settlement Date and (e) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the ten largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to 31.50% of the Aggregate Lease Balance as of such Settlement Date.

“Paid-In Advance Loss Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the excess, if any, of (i) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period over (ii) all Paid-In Advance Proceeds received by the Servicer during the preceding Monthly Period for all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during such Monthly Period and all prior Monthly Periods divided by (b) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period.

“Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

“Permanent Global Notes” is defined in Section 6.3.

“Prepayment Date” is defined in Article 4.

“QIBs” is defined in Section 6.1.

“Rating Agencies” means, with respect to the Series 2011-2 Investor Notes, Standard & Poor’s, Moody’s and any other nationally recognized rating agency rating the Series 2011-2 Investor Notes at the request of the Issuer.

“Rating Agency Condition” means, with respect to any action specified herein as requiring satisfaction of the Rating Agency Condition, that each Rating Agency shall have been given 10 days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Series 2011-2 Investor Notes.

“Record Date” means, with respect to each Payment Date, the immediately preceding Business Day.

“Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Remaining Lease Term” means, with respect to any Series 2011-2 Yield Shortfall Lease for any Settlement Date, the remaining number of months over which the Capitalized Cost of the related Leased Vehicle is being depreciated thereunder as of the last day of the immediately preceding Monthly Period.

“Residual Value Loss Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the sum of the Residual Value Losses for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period minus all Termination Proceeds included in clauses (i) and (ii) of the definition thereof for the preceding Monthly Period for all Unit Vehicles that became Residual Value Vehicles during prior Monthly Periods divided by (b) the sum of the Stated Residual Values for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period.

“Restricted Global Notes” is defined in Section 6.2.

“Restricted Notes” means the Restricted Global Notes and all other Series 2011-2 Investor Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Restricted Global Notes, other than certificates transferred or exchanged upon certification as provided in Section 6.5.

“Restricted Period” means the period commencing on the Series 2011-2 Closing Date and ending on the 40th day after the Series 2011-2 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Intermediary” is defined in Section 5A.12(a).

“Series 2011-2” means Series 2011-2, the Principal Terms of which are set forth in this Indenture Supplement.

“Series 2011-2 Administrator Fee” is defined in Section 5.2.

“Series 2011-2 Allocated Adjusted Aggregate Unit Balance” means, as of any date of determination, the product of (a) the Adjusted Aggregate Unit Balance and (b) the percentage equivalent of a fraction the numerator of which is the Series 2011-2 Required Asset Amount as of such date and the denominator of which is the sum of (x) the Series 2011-2 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Investor Notes as of such date, including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended.

“Series 2011-2 Allocated Asset Amount Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2011-2 Allocated Adjusted Aggregate Unit Balance is less than the Series 2011-2 Required Asset Amount as of such date.

“Series 2011-2 Amortization Period” means the period beginning at the earlier of (a) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2011-2 Investor Notes and (b) the close of business on the Period End Date in September 2013 and ending on the date when the Series 2011-2 Investor Notes are fully paid.

“Series 2011-2 Available Excess Collections Amount” means, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date, an amount equal to the excess, if any, of (a) the amount deposited in the Series 2011-2 General Collection Subaccount during the immediately preceding Monthly Period pursuant to Section 5A.2(a) over (b) the amounts to be distributed from the Series 2011-2 Settlement Collection Subaccount pursuant to paragraphs (i) through (xi) of Section 5A.4(c) on such Settlement Date.

“Series 2011-2 Basic Servicing Fee” is defined in Section 5.1.

“Series 2011-2 Basis Spread” means, with respect to any Unit Lease whose Finance Charge Rate is based on (i) the LIBOR Index, 0.00%, (ii) the ABS CP Index, 0.65%, (iii) the Non-Financial CP Index, 1.45%, (iv) the PHH Cost of Funds Index, 0.00%, (v) the Bloomberg ABS CP Index, 0.65%, (vi) the PHH Commercial Paper Rate Index, 0.00% or (vii) any other Eligible Floating Rate Index with respect to which the Rating Agency Condition has been satisfied, the basis spread specified in connection with such satisfaction of the Rating Agency Condition.

“Series 2011-2 Closing Date” means September 28, 2011.

“Series 2011-2 Collateral” means the Collateral, the Series 2011-2 Reserve Account, the Series 2011-2 Yield Supplement Account and the Series 2011-2 Distribution Account.

“Series 2011-2 Collection Subaccount” is defined in Section 5A.1(a).

“Series 2011-2 Designated Account” is defined in Section 5A.12(a).

“Series 2011-2 Distribution Account” is defined in Section 5A.10(a).

“Series 2011-2 Eligible Counterparty” means a financial institution which has, or has all of its obligations under its interest rate cap maintained pursuant to Section 5A.11 guaranteed by a Person that has (i) (x) a long-term senior, unsecured debt or credit rating of at least “A” by Standard & Poor’s and a short-term senior unsecured debt, deposit, claims paying or credit rating of at least “A-1” by Standard & Poor’s or (y) a long-term senior, unsecured debt or credit rating of at least “A+” by Standard & Poor’s and (ii) a short-term senior unsecured debt, deposit, claims paying or credit rating of “P-1” by Moody’s, and a long-term senior unsecured debt or credit rating of at least “A2” by Moody’s, or if such financial institution does not have a short-term senior unsecured debt rating by Moody’s, a long-term senior unsecured debt or credit rating of at least “A1” by Moody’s.

“Series 2011-2 Gain on Sale Account Percentage” means 10.00%.

“Series 2011-2 Global Notes” means a Temporary Global Note, a Restricted Global Note or a Permanent Global Note.

“Series 2011-2 Initial Invested Amount” means the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

“Series 2011-2 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.

“Series 2011-2 Invested Amount” means, on any date of determination, the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

“Series 2011-2 Invested Percentage” means, with respect to any Business Day (i) during the Series 2011-2 Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2011-2 Allocated Adjusted Aggregate Unit Balance as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended, as of the end of such immediately preceding Business Day or (ii) during the Series 2011-2 Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2011-2 Allocated Adjusted Aggregate Unit Balance as of the end of the Series 2011-2 Revolving Period, and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended, as of the end of the immediately preceding Business Day.

“Series 2011-2 Investor Note Owners” means, collectively, the Class A Investor Note Owners, the Class B Investor Note Owners and the Class C Investor Note Owners.

“Series 2011-2 Investor Noteholders” means, collectively, the Class A Investor Noteholders, the Class B Investor Noteholders and the Class C Investor Noteholders.

“Series 2011-2 Investor Notes” means, collectively, the Class A Investor Notes, the Class B Investor Notes and the Class C Investor Notes.

“Series 2011-2 Liquid Credit Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2011-2 Reserve Account Amount is less than the Series 2011-2 Required Reserve Account Amount.

“Series 2011-2 Minimum Yield Rate” means, with respect to any Unit Lease for any Settlement Date, a rate per annum equal to the sum of (i) the Series 2011-2 Weighted Average Cost of Funds for such Settlement Date, (ii) 0.2375% and (iii) the Series 2011-2 Basis Spread with respect to such Unit Lease.

“Series 2011-2 Monthly Interest” means, with respect to any Series 2011-2 Interest Period, the sum of (i) Class A Monthly Interest, (ii) Class B Monthly Interest and (iii) Class C Monthly Interest for such Series 2011-2 Interest Period.

“Series 2011-2 Monthly Residual Value Gain” means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and (b) the Monthly Residual Value Gain for such Settlement Date.

“Series 2011-2 Monthly Servicer Advance Reimbursement Amount” means, for each Settlement Date, an amount equal to the product of (a) the Monthly Servicer Advance Reimbursement Amount for such Settlement Date and (b) the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period.

“Series 2011-2 Note Rate” means (i) the Class A Note Rate, (ii) the Class B Note Rate or (iii) the Class C Note Rate, as the context may require.

“Series 2011-2 Note Termination Date” means the date on which the Series 2011-2 Investor Notes are fully paid.

“Series 2011-2 Principal Collection Subaccount” is defined in Section 5A.1(a).

“Series 2011-2 Principal Payment Amount” means, for any Settlement Date, an amount equal to the greater of:

(a) the product of:

(i) the product of (x) the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and (y) the Principal Payment Amount for such Settlement Date and

(ii) the percentage equivalent of a fraction, the numerator of which is the Series 2011-2 Invested Amount on the Settlement Date immediately preceding such Settlement Date and the denominator of which is the Series 2011-2 Allocated Adjusted Aggregate Unit Balance on the Settlement Date immediately preceding such Settlement Date; and

(b) the excess, if any, of:

(i) the product of (x) the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and (y) the Principal Payment Amount for such Settlement Date over

(ii) the excess, if any of (A) the Series 2011-2 Target Overcollateralization Amount on the Settlement Date immediately preceding such Settlement Date over (B) $6,365,100;

provided, however, that, if an Amortization Event shall have occurred or been declared on or prior to such Settlement Date, the Series 2011-2 Principal Payment Amount for such Settlement Date will equal the product of (x) the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and (y) the Principal Payment Amount for such Settlement Date.

“Series 2011-2 Required Asset Amount” means, as of any date of determination, the sum of the Series 2011-2 Invested Amount and the Series 2011-2 Required Overcollateralization Amount as of such date.

“Series 2011-2 Required Enhancement Amount” means, on any date, the amount by which (a) the sum of (i) the product of (x) the Series 2011-2 Required Percentage on such date and (y) (1) so long as the Class A Investor Notes are Outstanding, the Class A Initial Invested Amount, (2) so long as the Class B Investor Notes are Outstanding and no Class A Investor Notes are Outstanding, the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount or (c) so long as the Class C Investor Notes are Outstanding and no Class A Investor Notes or Class B Investor Notes are Outstanding, the Series 2011-2 Initial Invested Amount plus (ii) the sum of:

(A)          if the Three-Month Average Residual Value Loss Ratio with respect to the most recent Settlement Date exceeded 12.50%, an amount equal to the product of (1) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (2) 90% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; plus

(B)           the greater of

(1) the sum of:

(I)  an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Equipment Amount on such Settlement Date;

(II)  an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Forklift Amount on such Settlement Date;

(III)  an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Amount on such Settlement Date;

(IV)  an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Trailer Amount on such Settlement Date; and

(V)  an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Body Amount on such Settlement Date; and

(2) an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (y) the Excess Alternative Vehicle Amount on such Settlement Date; plus

(C) the sum of:

(1) an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Overconcentration Amount on such Settlement Date;

(2) an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Longer-Term Lease Amount on such Settlement Date;

(3) an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess High Lease Balance Amount on such Settlement Date; and

(4) an amount equal to the product of (x) the Series 2011-2 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess State Obligor Risk Amount on such Settlement Date;

exceeds (b) the excess of (i) $13,720,000 over (ii) the Series 2011-2 Target Overcollateralization Amount on such date; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 2011-2 Required Enhancement Amount shall equal the Series 2011-2 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.

“Series 2011-2 Required Investor Noteholders” means (a) so long as the Class A Investor Notes are Outstanding, Class A Investor Noteholders holding more than 50% of the Class A Invested Amount (excluding any Class A Investor Notes held by the Issuer or any Affiliate of the Issuer), (b) so long as the Class B Investor Notes are Outstanding and no Class A Investor Notes are Outstanding, Class B Investor Noteholders holding more than 50% of the Class B Invested Amount (excluding any Class B Investor Notes held by the Issuer or any Affiliate of the Issuer) and (c) so long as the Class C Investor Notes are Outstanding and no Class A Investor Notes or Class B Investor Notes are Outstanding, Class C Investor Noteholders holding more than 50% of the Class C Invested Amount (excluding any Class C Investor Notes held by the Issuer or any Affiliate of the Issuer).

“Series 2011-2 Required Overcollateralization Amount” means, on any date of determination during an Accrual Period, the amount, if any, by which (a) the Series 2011-2 Required Enhancement Amount exceeds (b) the sum of (i) the Series 2011-2 Reserve Account Amount, (ii) the amount on deposit in the Series 2011-2 Principal Collection Subaccount on such date (excluding any amounts deposited therein pursuant to Section 5A.2(d) during the Monthly Period commencing after the first day of such Accrual Period) and (iii)(A) so long as the Class A Investor Notes are Outstanding, the sum of the Class B Invested Amount and the Class C Invested Amount on such date or (B) so long as the Class B Investor Notes are Outstanding and no Class A Investor Notes are Outstanding, the Class C Invested Amount on such date.

“Series 2011-2 Required Percentage” means, on any date of determination,

(a) so long as the Class A Investor Notes are Outstanding, the percentage equivalent of a fraction, the numerator of which is $45,608,350, and the denominator of which is $326,750,000 unless a Trigger Event shall have occurred with respect to the most recent Settlement Date, in which case, the Series 2011-2 Required Percentage on such date will equal 14.96%;

(b) so long as the Class B Investor Notes are Outstanding and no Class A Investor Notes are Outstanding, the percentage equivalent of a fraction, the numerator of which is $33,558,350 and the denominator of which is $338,800,000 unless a Trigger Event shall have occurred with respect to the most recent Settlement Date, in which case, the Series 2011-2 Required Percentage on such date will equal 10.91%; or

(c) so long as the Class C Investor Notes are Outstanding and no Class A Investor Notes or Class B Investor Notes are Outstanding, the percentage equivalent of a fraction, the numerator of which is $22,358,350, and the denominator of which is $350,000,000 unless a Trigger Event shall have occurred with respect to the most recent Settlement Date, in which case, the Series 2011-2 Required Percentage on such date will equal 7.39%.

“Series 2011-2 Required Reserve Account Amount” means $8,638,350.

“Series 2011-2 Required Yield Supplement Amount” means, as of any Settlement Date, the excess, if any, of (a) the Series 2011-2 Yield Shortfall Amount for such Settlement Date over (b) 70% of the product of (x) the Series 2011-2 Invested Percentage on such Settlement Date and (y) the excess of (1) the Class X 1999-1B Invested Amount for the current Monthly Period (after giving effect to any increase thereof on such Settlement Date) over (2) the sum, with respect to each Obligor of Eligible Receivables as of the close of business on the first day of such Monthly Period, of the amount, if any, by which the amount owing by such Obligor in respect of such Eligible Receivables as of such date exceeds an amount equal to 5.00% of the Class X 1999-1B Invested Amount; provided, however, that upon the occurrence of a Receivables Purchase Termination Event, the Series 2011-2 Required Yield Supplement Amount will equal the Series 2011-2 Yield Shortfall Amount for such Settlement Date.

“Series 2011-2 Reserve Account” is defined in Section 5A.8(a).

“Series 2011-2 Reserve Account Amount” means, on any date of determination, the amount on deposit in the Series 2011-2 Reserve Account and available for withdrawal therefrom.

“Series 2011-2 Reserve Account Surplus” means, on any date of determination, the amount, if any, by which the Series 2011-2 Reserve Account Amount exceeds the Series 2011-2 Required Reserve Account Amount.

“Series 2011-2 Revolving Period” means the period from and including the Series 2011-2 Closing Date to but excluding the commencement of the Series 2011-2 Amortization Period.

“Series 2011-2 Servicing Fee Percentage” is defined in Section 5.1.

“Series 2011-2 Settlement Collection Subaccount” is defined in Section 5A.1(a).

“Series 2011-2 Subaccounts” is defined in Section 5A.1(a).

“Series 2011-2 Supplemental Servicing Fee” is defined in Section 5.1.

“Series 2011-2 Target Overcollateralization Amount” means, on any date of determination, the greater of (a) 3.92% of the Series 2011-2 Invested Amount on such date and (b) $6,365,100.

“Series 2011-2 Weighted Average Cost of Funds” means, for any Settlement Date, the product of (a) the quotient of the aggregate amount of interest payable on the Series 2011-2 Investor Notes on the next succeeding Payment Date, divided by the Series 2011-2 Invested Amount as of the first day of the immediately preceding Series 2011-2 Interest Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in the Series 2011-2 Interest Period ending on such Payment Date.

“Series 2011-2 Yield Shortfall” means, with respect to any Series 2011-2 Yield Shortfall Lease for any Settlement Date, the quotient of (a) the excess of (i) the Series 2011-2 Minimum Yield Rate with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date over (ii) the sum of (A) the Finance Charge Rate applicable to such Series 2011-2 Yield Shortfall Lease on the Determination Date preceding such Settlement Date and (B) the lesser of (x) the Series 2011-2 Basis Spread with respect to such Series 2011-2 Yield Shortfall Lease and (y) the excess, if any, of (I) the LIBOR Index on such Determination Date over (II) the Base Index used to determine the Finance Charge Rate applicable to such Series 2011-2 Yield Shortfall Lease on such Determination Date divided by (b) 12.

“Series 2011-2 Yield Shortfall Amount” means, for any Settlement Date, the sum of the product with respect to each Series 2011-2 Yield Shortfall Lease of (a) the Series 2011-2 Invested Percentage on such Settlement Date and (b) the excess of (i) the Series 2011-2 Yield Shortfall Lease Break Even Amount with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date over (ii) the product of (A) the fixed monthly management or administrative fee payable in respect of such Series 2011-2 Yield Shortfall Lease and (B) the Series 2011-2 Yield Shortfall Lease Remaining Term with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date.

“Series 2011-2 Yield Shortfall Lease” means, as of any Settlement Date, each Unit Lease that is a Floating Rate Lease whose Finance Charge Rate plus the Management Fee Yield with respect to such Unit Lease for such Settlement Date is less than the Series 2011-2 Minimum Yield Rate for such Settlement Date.

“Series 2011-2 Yield Shortfall Lease Average Balance” means, with respect to any Series 2011-2 Yield Shortfall Lease for any Settlement Date, the excess of (a) the Lease Balance of such Series 2011-2 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period over (b) the product of (i) the quotient of (A) the Lease Balance of such Series 2011-2 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period divided by (B) the Remaining Lease Term with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date, (ii) the Series 2011-2 Yield Shortfall Lease Remaining Term with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date minus 1 and (iii) 50%.

“Series 2011-2 Yield Shortfall Lease Break Even Amount” means, with respect to any Series 2011-2 Yield Shortfall Lease for any Settlement Date, the product of (a) the Series 2011-2 Yield Shortfall Lease Remaining Term with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date, (b) the Series 2011-2 Yield Shortfall with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date and (c) the Series 2011-2 Yield Shortfall Lease Average Balance with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date.

“Series 2011-2 Yield Shortfall Lease Remaining Term” means, with respect to any Series 2011-2 Yield Shortfall Lease for any Settlement Date, the excess (rounded up to the next integer) of (a) the Remaining Lease Term with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date over (b) the quotient of (i) the product of (A) the fixed monthly management or administrative fee payable in respect of such Series 2011-2 Yield Shortfall Lease and (B) the Remaining Lease Term with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date divided by (ii) the product of (A) the Lease Balance of such Series 2011-2 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period and (B) the Series 2011-2 Yield Shortfall with respect to such Series 2011-2 Yield Shortfall Lease for such Settlement Date.

“Series 2011-2 Yield Supplement Account” is defined in Section 5A.9(a).

“Series 2011-2 Yield Supplement Account Amount” means, on any date of determination, the amount on deposit in the Series 2011-2 Yield Supplement Account and available for withdrawal therefrom.

“Series 2011-2 Yield Supplement Account Surplus” means, on any date of determination, the amount, if any, by which the Series 2011-2 Yield Supplement Account Amount exceeds the Series 2011-2 Required Yield Supplement Amount.

“Series 2011-2 Yield Supplement Deficiency” means, on any date of determination, the amount, if any, by which the Series 2011-2 Required Yield Supplement Amount exceeds the Series 2011-2 Yield Supplement Account Amount.

“Temporary Global Notes” is defined in Section 6.3.

“Three Month Average Charge-Off Ratio” means, with respect to any Settlement Date, the average of the Charge-Off Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“Three Month Average Delinquency Ratio” means, with respect to any Settlement Date, the average of the Delinquency Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“Three Month Average Paid-In Advance Loss Ratio” means, with respect to any Settlement Date, the average of the Paid-In Advance Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“Total Cash Available” means, for any Settlement Date, the excess, if any, of (a) the sum of (i) the aggregate amount of Collections allocated to the Series 2011-2 General Collection Subaccount pursuant to Section 5A.2(a) during the immediately preceding Monthly Period, (ii) an amount equal to the product of the average daily Series 2011-2 Invested Percentage during such Monthly Period and the amount of the Unit Repurchase Payments paid by the Servicer on such Settlement Date, (iii) an amount equal to the product of the average daily Series 2011-2 Invested Percentage during such Monthly Period and the amount of the Monthly Servicer Advance made by the Servicer on such Settlement Date, (iv) an amount equal to the product of the average daily Series 2011-2 Invested Percentage during such Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on the Transfer Date immediately preceding such Settlement Date and (v) the investment income on amounts on deposit in the Series 2011-2 Principal Collection Subaccount and the Series 2011-2 General Collection Subaccount transferred to the Series 2011-2 Settlement Collection Subaccount on such Settlement Date pursuant to Section 5A.1(b) over (b) the amount withdrawn from the Series 2011-2 General Collection Subaccount pursuant to Section 5A.2(f) during the period commencing on the Period End Date immediately preceding such Settlement Date to but excluding such Settlement Date.

“Tractor” means a vehicle designed to pull a Trailer by means of a fifth wheel mounted over its rear axle.

“Trailer” means a truck trailer supported at the rear by its own wheels and at the front by a fifth wheel mounted to a Tractor.

“Transfer Date” means, with respect to the Series 2011-2 Investor Notes, the Business Day immediately prior to each Settlement Date.

“Trigger Event” means the occurrence of any of the following with respect to any Settlement Date:

(a) the Three Month Average Charge-Off Ratio exceeds 0.50%;

(b) the Three Month Average Paid-In Advance Loss Ratio exceeds 1.00%; or

(c) the Three Month Average Delinquency Ratio exceeds 4.50%.

“Truck” means a vehicle that carries cargo in a body mounted to its chassis rather than in a Trailer towed by the vehicle.

“Truck Body” means the outer shell of a motor vehicle that is mounted to a cab chassis and that covers that chassis from the back of the cab to the end of the body.  A Vehicle shall not be a Truck Body if it also includes the cab.

ARTICLE II

ARTICLE 5 OF THE BASE INDENTURE

Sections 5.1 through 5.4 of the Base Indenture and each other Section of Article 5 of the Indenture relating to another Series shall read in their entirety as provided in the Base Indenture or any applicable Indenture Supplement.  Article 5 of the Indenture (except for Sections 5.1 through 5.4 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2011-2 Investor Notes:

Section 5A.1         Establishment of Series 2011-2 Subaccounts.

(a)  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2011-2 Investor Noteholders (i) a subaccount of the Collection Account (the “Series 2011-2 Collection Subaccount”); and (ii) three subaccounts of the Series 2011-2 Collection Subaccount: (1) the Series 2011-2 General Collection Subaccount, (2) the Series 2011-2 Principal Collection Subaccount and (3) the Series 2011-2 Settlement Collection Subaccount (respectively, the “Series 2011-2 General Collection Subaccount,” the “Series 2011-2 Principal Collection Subaccount” and the “Series 2011-2 Settlement Collection Subaccount”); the accounts established pursuant to this Section 5A.1(a), collectively, the “Series 2011-2 Subaccounts”), each Series 2011-2 Subaccount to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2011-2 Investor Noteholders.  The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Series 2011-2 Subaccounts and the proceeds thereof for the benefit of the Series 2011-2 Investor Noteholders.

(b)  The Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 2011-2 Subaccounts at all times in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that funds on deposit in a Series 2011-2 Subaccounts may be invested together with funds held in other subaccounts of the Collection Account. Amounts on deposit and available for investment in the Series 2011-2 General Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Settlement Date. Amounts on deposit and available for investment in the Series 2011-2 Principal Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 2011-2 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made on any day during the Series 2011-2 Amortization Period, on or prior to the Business Day immediately preceding the next Settlement Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2011-2 Principal Collection Subaccount and the Series 2011-2 General Collection Subaccount shall be deposited in the Series 2011-2 Settlement Collection Subaccount.  The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment.  In the absence of written direction as provided hereunder, all funds on deposit in the Collection Account shall remain uninvested.

Section 5A.2         Allocations with Respect to the Series 2011-2 Investor Notes.

(a)  Prior to 1:00 P.M., New York City time, on each Deposit Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2011-2 Investor Noteholders and deposit in the Series 2011-2 General Collection Subaccount an amount equal to the product of the Series 2011-2 Invested Percentage on such Deposit Date and the Collections deposited into the Collection Account on such Deposit Date.

(b)  On the Series 2011-2 Closing Date, the Issuer shall cause the net proceeds from the sale of the Series 2011-2 Notes to be deposited into the Series 2011-2 General Collection Subaccount and the Indenture Trustee shall apply such net proceeds as follows: (i) deposit $8,638,350 in the Series 2011-2 Reserve Account and (i) deposit the remainder of the net proceeds in the Series 2011-2 Principal Collection Subaccount for application in accordance with Section 5A.2(e).

(c)  On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2011-2 Investor Noteholders and deposit in the Series 2011-2 Settlement Collection Subaccount on the immediately succeeding Transfer Date amounts withdrawn from the Gain on Sale Account on such Transfer Date, in an amount equal to the product of the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on such Transfer Date.

(d)  On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2011-2 Investor Noteholders and deposit in the Series 2011-2 Settlement Collection Subaccount on the immediately succeeding Settlement Date the following amounts:

(i)  any Unit Repurchase Payments made by the Servicer, in an amount equal to the product of the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and the amount of such Unit Repurchase Payments;

(ii)  the Monthly Servicer Advance made by the Servicer, in an amount equal to the product of the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and the amount of such Monthly Servicer Advance; and

(iii)  payments made under the Lease Rate Caps maintained by the Issuer pursuant to Sections 5A.11, in an amount equal to the product of the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and the amount of such payments.

(e)  During the Series 2011-2 Revolving Period, the Administrator may direct the Indenture Trustee in writing by 1:00 P.M., New York City time, on any Business Day to withdraw amounts on deposit in the Series 2011-2 Principal Collection Subaccount for any of the following purposes:

(i)  if such Business Day is a Borrowing Date, to fund all or a portion of the Loan being made to Holdings on such Borrowing Date pursuant to the Loan Agreement; or

(ii)  to reduce the Invested Amount of any Series of Investor Notes.

(f)  Prior to the occurrence of a Potential Amortization Event or an Amortization Event, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date on which the Administrator is able to determine the amounts to be distributed from the Series 2011-2 Settlement Collection Subaccount pursuant to paragraphs (i) through (xi) of Section 5A.4(c) on such Settlement Date, the Administrator may direct the Indenture Trustee in writing to withdraw from the Series 2011-2 General Collection Subaccount and remit to the Issuer the Series 2011-2 Available Excess Collections Amount for such Business Day.

Section 5A.3         Determination of Interest.

(a)  The Bank of New York Mellon is hereby appointed Calculation Agent for the purpose of determining the Series 2011-2 Note Rates for each Series 2011-2 Interest Period.  On each LIBOR Determination Date, the Calculation Agent shall determine the Series 2011-2 Note Rate for each Class of Series 2011-2 Investor Notes for the next succeeding Series 2011-2 Interest Period and deliver notice of such Series 2011-2 Note Rates to the Indenture Trustee.  On each LIBOR Determination Date, the Indenture Trustee shall deliver to the Administrator notice of the Series 2011-2 Note Rate for each Class of Series 2011-2 Investor Notes for the next succeeding Series 2011-2 Interest Period.

(b)  On each Determination Date, the Administrator shall determine (i) the excess, if any (the “Class A Interest Shortfall Amount”), of (A) the sum of (x) the Class A Monthly Interest for the Series 2011-2 Interest Period ending on the next succeeding Payment Date and (y) the Class A Interest Shortfall Amount, if any, as of the preceding Payment Date (together with Additional Interest on such Class A Interest Shortfall Amount) (such sum, the “Class A Monthly Interest Payment”) over (B) the amount which will be available to pay interest on the Class A Investor Notes in accordance with Section 5A.5 on such Payment Date, (ii) the excess, if any (the “Class B Interest Shortfall Amount”), of (A) the sum of (x) the Class B Monthly Interest for the Series 2011-2 Interest Period ending on the next succeeding Payment Date and (y) the Class B Interest Shortfall Amount, if any, as of the preceding Payment Date (together with Additional Interest on such Class B Interest Shortfall Amount) (such sum, the “Class B Monthly Interest Payment”) over (B) the amount which will be available to pay interest on the Class B Investor Notes in accordance with Section 5A.5 on such Payment Date and (iii) the excess, if any (the “Class C Interest Shortfall Amount”), of (A) the sum of (x) the Class C Monthly Interest for the Series 2011-2 Interest Period ending on the next succeeding Payment Date and (y) the Class C Interest Shortfall Amount, if any, as of the preceding Payment Date (together with Additional

Interest on such Class C Interest Shortfall Amount) (such sum, the “Class C Monthly Interest Payment”) over (B) the amount which will be available to pay interest on the Class C Investor Notes in accordance with Section 5A.5 on such Payment Date.  If the Class A Interest Shortfall Amount with respect to any Payment Date is greater than zero, payments of interest to the Class A Investor Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Class A Investor Noteholder, by such Class A Interest Shortfall Amount.  If the Class B Interest Shortfall Amount with respect to any Payment Date is greater than zero, payments of interest to the Class B Investor Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Class B Investor Noteholder, by such Class B Interest Shortfall Amount.  If the Class C Interest Shortfall Amount with respect to any Payment Date is greater than zero, payments of interest to the Class C Investor Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Class C Investor Noteholder, by such Class C Interest Shortfall Amount.  An additional amount of interest (“Additional Interest”) shall accrue on the Class A Interest Shortfall Amount, the Class B Interest Shortfall Amount and the Class C Interest Shortfall Amount for each Series 2011-2 Interest Period at the applicable Series 2011-2 Note Rate for such Series 2011-2 Interest Period.

Section 5A.4         Monthly Application of Collections.

(a)  On each Settlement Date, the Administrator shall direct the Indenture Trustee in writing to withdraw from the Series 2011-2 General Collection Subaccount and allocate to the Series 2011-2 Settlement Collection Subaccount an amount equal to Total Cash Available for such Settlement Date (less an amount equal to the investment income from the Series 2011-2 General Collection Subaccount and the Series 2011-2 Principal Collection Subaccount transferred to the Series 2011-2 Settlement Collection Subaccount pursuant to Section 5A.1(b)).

(b)    (i)  If the Administrator determines that the aggregate amount distributable from the Series 2011-2 Settlement Collection Subaccount pursuant to paragraphs (i) through (viii) of Section 5A.4(c) on any Settlement Date exceeds the Total Cash Available for such Settlement Date (the “Deficiency”), the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Settlement Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2011-2 Reserve Account and deposit in the Series 2011-2 Settlement Collection Subaccount an amount equal to the least of (x) such Deficiency, (y) the product of the average daily Series 2011-2 Invested Percentage during the immediately preceding Monthly Period and Aggregate Net Lease Losses for such Monthly Period and (z) the Series 2011-2 Reserve Account Amount and, to the extent that such amount is less than the Deficiency, withdraw from the Series 2011-2 Yield Supplement Account and deposit in the Series 2011-2 Settlement Collection Subaccount an amount equal to the lesser of the amount of such insufficiency and the Series 2011-2 Yield Supplement Account Amount.  If the Deficiency with respect to any Settlement Date exceeds the amounts to be withdrawn from the Series 2011-2 Reserve Account and the Series 2011-2 Yield Supplement Account pursuant to the immediately preceding sentence, the Administrator shall instruct the Indenture Trustee in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Settlement Date, and the Indenture

Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2011-2 Reserve Account and deposit in the Series 2011-2 Settlement Collection Subaccount an amount equal to the lesser of (x) the remaining portion of the Deficiency and (y) the Series 2011-2 Reserve Account Amount (after giving effect to the withdrawal described in the immediately preceding sentence).

(ii)      If the Administrator determines that (A) the amount to be deposited in the Series 2011-2 Distribution Account in accordance with Section 5A.4(c)(viii) and paid to the Class A Investor Noteholders pursuant to Section 5A.6 on the Class A Final Maturity Date is less than the Class A Invested Amount, (B) the amount to be deposited in the Series 2011-2 Distribution Account in accordance with Section 5A.4(c)(viii) and paid to the Class B Investor Noteholders pursuant to Section 5A.6 on the Class B Final Maturity Date is less than the Class B Invested Amount or (C) the amount to be deposited in the Series 2011-2 Distribution Account in accordance with Section 5A.4(c)(viii) and paid to the Class C Investor Noteholders pursuant to Section 5A.6 on the Class C Final Maturity Date is less than the Class C Invested Amount, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding the Settlement Date preceding such Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2011-2 Reserve Account and deposit in the Series 2011-2 Distribution Account an amount equal to the lesser of such insufficiency and the Series 2011-2 Reserve Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on such Settlement Date).  In addition, if the Series 2011-2 Reserve Account Amount is less than such insufficiency on the Class C Final Maturity Date, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding the Settlement Date preceding the Class C Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2011-2 Yield Supplement Account and deposit in the Series 2011-2 Distribution Account an amount equal to the lesser of such remaining insufficiency and the Series 2011-2 Yield Supplement Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on such Settlement Date).

(c)  On each Settlement Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2011-2 Investor Notes, the Indenture Trustee shall apply the following amounts allocated to, or deposited in, the Series 2011-2 Settlement Collection Subaccount on such Settlement Date in the following order of priority:

(i)  to the Gain On Sale Account, an amount equal to the Series 2011-2 Monthly Residual Value Gain, if any, for such Settlement Date;

(ii)  to the Servicer, an amount equal to the Series 2011-2 Monthly Servicer Advance Reimbursement Amount for such Settlement Date;

(iii)  if VMS is not the Servicer, to the Servicer, an amount equal to the Series 2011-2 Basic Servicing Fee for the preceding Monthly Period plus, on the first Settlement Date following the transfer of the servicing from VMS to a successor Servicer pursuant to Section 9.1 of the Series 1999-1 SUBI Servicing Supplement, to the extent not reimbursed by VMS, the reasonable costs and expenses of the successor Servicer incurred in connection with the transfer of the servicing, in an amount up to $250,000;

(iv)  to the Series 2011-2 Distribution Account, an amount equal to the Monthly Interest Payment payable on such Settlement Date;

(v)  if VMS is the Servicer, to the Servicer, an amount equal to the Series 2011-2 Basic Servicing Fee for the preceding Monthly Period;

(vi)  to the Back-up Servicer, an amount equal to the lesser of (x) $3,646 and (y) the amount then payable to the Back-up Servicer pursuant to the Back-up Servicing Agreement;

(vii)  to the Administrator, an amount equal to the Series 2011-2 Administrator Fee for the preceding Monthly Period;

(viii)  (A) on any Settlement Date immediately succeeding a Monthly Period falling in the Series 2011-2 Revolving Period, to the Series 2011-2 Principal Collection Subaccount, an amount equal to the Series 2011-2 Allocated Asset Amount Deficiency, if any, on such Settlement Date and (B) on the earlier of (x) the second Settlement Date following the September 2013 Period End Date or (y) the first Settlement Date following the occurrence of an Amortization Event, to the Series 2011-2 Distribution Account, an amount equal to the lesser of the Series 2011-2 Principal Payment Amount for such Settlement Date and the Series 2011-2 Invested Amount on such Settlement Date;

(ix)  to the Series 2011-2 Reserve Account, to the extent that a Series 2011-2 Liquid Credit Enhancement Deficiency exists or, on any Settlement Date immediately succeeding a Monthly Period falling in the Series 2011-2 Amortization Period, to the extent that a Series 2011-2 Allocated Asset Amount Deficiency exists, an amount equal to the greater of such deficiencies;

(x)  to the Series 2011-2 Yield Supplement Account, to the extent that a Series 2011-2 Yield Supplement Deficiency exists (or, will exist after giving effect to any reduction in the Class X 1999-1B Invested Amount on such Settlement Date), an amount equal to such deficiency;

(xi)  if VMS is not the Servicer, to the Servicer, an amount equal to any Series 2011-2 Supplemental Servicing Fee for the preceding Monthly Period and any unpaid 2011-2 Supplemental Servicing Fee for any prior Monthly Period; and

(xii)  to, or at the written direction of, the Issuer, an amount equal to the balance remaining in the Series 2011-2 Settlement Collection Subaccount.

Section 5A.5         Payment of Monthly Interest Payment.

On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2011-2 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute from the Series 2011-2 Distribution Account the Monthly Interest Payment in the following order of priority to the extent of the amount deposited in the Series 2011-2 Distribution Account for the payment of interest pursuant to Section 5A.4(c)(iv) on such Payment Date:

(a)  pro rata to each Class A Investor Noteholder, an amount equal to the Class A Monthly Interest Payment payable on such Payment Date;

(b)  pro rata to each Class B Investor Noteholder, an amount equal to the Class B Monthly Interest Payment payable on such Payment Date; and

(c)  pro rata to each Class C Investor Noteholder, an amount equal to the Class C Monthly Interest Payment payable on such Payment Date.

Section 5A.6         Payment of Principal.

(a)  The principal amount of each Class of the Series 2011-2 Investor Notes shall be due and payable on the Final Maturity Date with respect to such Class.

(b)  On the earlier of (x) the second Payment Date following the September 2013 Period End Date or (y) the first Payment Date following the date of the occurrence of an Amortization Event and on each Payment Date thereafter, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2011-2 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute from the Series 2011-2 Distribution Account the amount deposited therein pursuant to Section 5A.4(c)(viii) and Section 5A.4(b)(ii) on such Payment Date in the following order of priority:

(i)  pro rata to each Class A Investor Noteholder until the Class A Invested Amount is reduced to zero;

(ii)  pro rata to each Class B Investor Noteholder until the Class B Invested Amount is reduced to zero; and

(iii)  pro rata to each Class C Investor Noteholder until the Class C Invested Amount is reduced to zero.

(c)  The Indenture Trustee shall notify the Person in whose name a Series 2011-2 Investor Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Series 2011-2 Investor Note will be paid.  Such notice shall be made at the expense of the Administrator and shall be mailed within three (3) Business Days of receipt of a Monthly Settlement Statement indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2011-2 Investor Note and shall specify the place where such Series 2011-2 Investor Note may be presented and surrendered for payment of such installment.  Notices in connection with redemptions of Series 2011-2 Investor Notes shall be (i) transmitted by facsimile to Series 2011-2 Investor Noteholders holding Global Notes and (ii) sent by registered mail to Series 2011-2 Investor Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2011-2 Investor Note and shall specify the place where such Series 2011-2 Investor Note may be presented and surrendered for payment of such installment.

Section 5A.7         The Administrator’s Failure to Instruct the Indenture Trustee to Make a Deposit or Payment.

When any payment or deposit hereunder or under any other Transaction Document is required to be made by the Indenture Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.  If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any subaccount thereof required to be given by the Administrator, at the time specified herein or in any other Transaction Document (after giving effect to applicable grace periods), the Indenture Trustee shall make such payment or deposit into or from the Collection Account or such subaccount without such notice or instruction from the Administrator; provided that the Administrator, upon request of the Indenture Trustee, promptly provides the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such a payment or deposit.  In the event that the Indenture Trustee shall take or refrain from taking action pursuant to this Section 5A.7, the Administrator shall, by 5:00 P.M., New York City time, on any day the Indenture Trustee makes a payment or deposit based on information or direction from the Administrator, provide (i) written confirmation of any such direction and (ii) written confirmation of all information used by the Administrator in giving any such direction.

Section 5A.8         Series 2011-2 Reserve Account.

(a)  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2011-2 Investor Noteholders an account (the “Series 2011-2 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2011-2 Investor Noteholders.  The Series 2011-2 Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2011-2 Reserve Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2011-2 Reserve Account, it shall transfer all cash and investments from the non-qualifying Series 2011-2 Reserve Account into the new Series 2011-2 Reserve Account. Initially, the Series 2011-2 Reserve Account will be established with The Bank of New York Mellon.

(b)  The Issuer may instruct the institution maintaining the Series 2011-2 Reserve Account in writing to invest funds on deposit in the Series 2011-2 Reserve Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Settlement Date following the date on which such funds were received.  In absence of written direction as provided hereunder, funds on deposit in the Series 2011-2 Reserve Account shall remain uninvested.

(c)  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2011-2 Reserve Account shall be deemed to be on deposit and available for distribution.

(d)  If there is a Series 2011-2 Reserve Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and instruct the Indenture Trustee to withdraw from the Series 2011-2 Reserve Account and pay to the Issuer, and the Indenture Trustee shall withdraw from the Series 2011-2 Reserve Account and pay to the Issuer, so long as no Series 2011-2 Allocated Asset Amount Deficiency exists or would result therefrom, an amount up to the lesser of (i) such Series 2011-2 Reserve Account Surplus on such Business Day and (ii) the Series 2011-2 Reserve Account Amount on such Business Day.

(e)  Amounts will be withdrawn from the Series 2011-2 Reserve Account in accordance with Section 5A.4(b).

(f)  In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2011-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2011-2 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2011-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2011-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2011-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2011-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash.  The Indenture Trustee and the Series 2011-2 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2011-2 Reserve Account and paid to the Issuer.

(g)  On the Series 2011-2 Note Termination Date, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2011-2 Reserve Account all amounts on deposit therein and pay them to the Issuer.

Section 5A.9         Series 2011-2 Yield Supplement Account.

(a)  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2011-2 Investor Noteholders an account (the “Series 2011-2 Yield Supplement Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2011-2 Investor Noteholders.  The Series 2011-2 Yield Supplement Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2011-2 Yield Supplement Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2011-2 Yield Supplement Account, it shall transfer all cash and investments from the non-qualifying Series 2011-2 Yield Supplement Account into the new Series 2011-2 Yield Supplement Account. Initially, the Series 2011-2 Yield Supplement Account will be established The Bank of New York Mellon.

(b)  The Issuer may instruct the institution maintaining the Series 2011-2 Yield Supplement Account in writing to invest funds on deposit in the Series 2011-2 Yield Supplement Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Settlement Date following the date on which such funds were received.  In absence of written direction as provided hereunder, funds on deposit in the Series 2011-2 Yield Supplement Account shall remain uninvested.

(c)  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2011-2 Yield Supplement Account shall be deemed to be on deposit and available for distribution.

(d)  If there is a Series 2011-2 Yield Supplement Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and request the Indenture Trustee to withdraw from the Series 2011-2 Yield Supplement Account pay to the Issuer, and the Indenture Trustee shall withdraw from the Series 2011-2 Yield Supplement Account and pay to the Issuer, an amount up to the lesser of (i) such Series 2011-2 Yield Supplement Account Surplus on such Business Day and (ii) the Series 2011-2 Yield Supplement Account Amount on such Business Day.

(e)  Amounts will be withdrawn from the Series 2011-2 Yield Supplement Account in accordance with Section 5A.4(b).

(f)  In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2011-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2011-2 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2011-2 Yield Supplement Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2011-2 Yield Supplement Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2011-2 Yield Supplement Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2011-2 Yield Supplement Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash.  The Indenture

Trustee and the Series 2011-2 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2011-2 Yield Supplement Account and paid to the Issuer.

(g)  On the Series 2011-2 Note Termination Date, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2011-2 Yield Supplement Account all amounts on deposit therein and pay them to the Issuer.

Section 5A.10       Series 2011-2 Distribution Account.

(a)  The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2011-2 Investor Noteholders an account (the “Series 2011-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2011-2 Investor Noteholders.  The Series 2011-2 Distribution Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2011-2 Distribution Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2011-2 Distribution Account, it shall transfer all cash and investments from the non-qualifying Series 2011-2 Distribution Account into the new Series 2011-2 Distribution Account. Initially, the Series 2011-2 Distribution Account will be established with The Bank of New York Mellon.

(b)  In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2011-2 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2011-2 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2011-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2011-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2011-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2011-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds from time to time; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash.  The Indenture Trustee and the Series 2011-2 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2011-2 Distribution Account and paid to the Issuer.

Section 5A.11       Lease Rate Caps.

(a)  The Issuer shall have obtained on the Series 2011-2 Closing Date and shall thereafter maintain one or more interest rate caps, substantially in the form of Exhibit F hereto, each from a Series 2011-2 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 2011-2 Closing Date at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the Series 2011-2 Closing Date, plus, in the case of all such Fixed Rate

Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Settlement Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Fixed Rate Leases as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 2.2375% per annum.

(b)  The Issuer shall have obtained on the Series 2011-2 Closing Date and shall thereafter maintain either (i) one or more interest rate caps, substantially in the form of Exhibit F hereto, each from a Series 2011-2 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 2011-2 Closing Date at least equal to the aggregate Lease Balance of all Floating Rate Leases providing for the right to convert the floating rate at which the finance charges accrue thereunder to a fixed rate that is not based on PHH’s cost of funds allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the Series 2011-2 Closing Date, plus, in the case of all such Floating Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Settlement Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Floating Rate Leases (other than any such Floating Rate Lease that has been converted to a Fixed Rate Lease and as to which the Issuer shall have obtained an interest rate cap in accordance with Section 5A.11(c)) as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of all such Floating Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average margin that would be added to the rates set forth in such Floating Rate Leases to determine the fixed rates at which finance charges would accrue thereunder upon conversion minus 2.2375% per annum or (ii) such other hedging instrument or mechanism with respect to such Floating Rate Leases with respect to which the Rating Agency Condition shall have been satisfied.

(c)  On or prior to the date that any Fixed Rate Lease is allocated to the Lease SUBI Portfolio on or after the Series 2011-2 Closing Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap, substantially in the form of Exhibit F hereto, from a Series 2011-2 Eligible Counterparty having a notional amount equal to the initial Lease Balance of such Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Settlement Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus 2.2375% per annum.

(d)  On or prior to each Settlement Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap substantially in the form of Exhibit F hereto, from a Series 2011-2 Eligible Counterparty having a notional amount equal to the aggregate Lease Balance of each Floating Rate Lease allocated to the Lease SUBI that shall have been converted to a Fixed Rate Lease during the immediately preceding Monthly Period, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Settlement Date thereafter at least equal to the scheduled Lease Balance of such newly converted Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such newly converted Fixed Rate Lease minus 2.2375% per annum.

(e)  If, at any time, any provider of an interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.11 is not a Series 2011-2 Eligible Counterparty, the Issuer shall cause such provider to take the actions required of it under the terms of the interest rate cap to which it is a party within the time frames set forth therein following such occurrence.  If any such provider of an interest rate cap fails to take the actions required of it under the terms of its interest rate cap, the Issuer shall, at such provider’s expense, obtain a replacement interest rate cap on the same terms from a Series 2011-2 Eligible Counterparty and, simultaneously with such replacement, the Issuer shall terminate the interest rate cap being replaced.  The Issuer will not permit any interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.11 to be terminated or transferred in whole or in part unless a replacement interest rate cap therefor has been provided as described in the immediately preceding sentence and, after giving effect thereto, the Issuer has the interest rate caps required to be obtained and maintained by the Issuer pursuant to this Section 5A.11.

Section 5A.12       Indenture Trustee As Securities Intermediary.

(a) The Indenture Trustee or other Person holding the Series 2011-2 Reserve Account, the Series 2011-2 Yield Supplement Account or the Series 2011-2 Distribution Account (each a “Series 2011-2 Designated Account”) shall be the “Securities Intermediary”.  If the Securities Intermediary in respect of any Series 2011-2 Designated Account is not the Indenture Trustee, the Issuer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 5A.12.

(b)  The Securities Intermediary agrees that:

(i)  The Series 2011-2 Designated Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the UCC in effect in the State of New York (the “New York UCC”) will be credited;

(ii)  All securities or other property underlying any Financial Assets credited to any Series 2011-2 Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2011-2 Designated Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer;

(iii)  All property delivered to the Securities Intermediary pursuant to this Indenture Supplement will be promptly credited to the appropriate Series 2011-2 Designated Account;

(iv)  Each item of property (whether investment property, security, instrument or cash) credited to a Series 2011-2 Designated Account shall be treated as a Financial Asset;

(v)  If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Series 2011-2 Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or the Administrator;

(vi)  The Series 2011-2 Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of the UCC, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2011-2 Designated Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(vii)  The Securities Intermediary has not entered into, and until termination of this Indenture Supplement, will not enter into, any agreement with any other Person relating to the Series 2011-2 Designated Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Indenture Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5A.12(b)(v) of this Indenture Supplement; and

(viii)  Except for the claims and interest of the Indenture Trustee and the Issuer in the Series 2011-2 Designated Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2011-2 Designated Accounts or in any Financial Asset credited thereto.  If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2011-2 Designated Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Administrator and the Issuer thereof.

(c)  The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2011-2 Designated Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2011-2 Designated Accounts.

ARTICLE III

AMORTIZATION EVENTS

If any one of the following events shall occur with respect to the Series 2011-2 Investor Notes:

(a)  the Series 2011-2 Reserve Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);

(b)  the Series 2011-2 Yield Supplement Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);

(c)  a Series 2011-2 Liquid Credit Enhancement Deficiency shall occur and continue for at least two Business Days;

(d)  a Series 2011-2 Allocated Asset Amount Deficiency shall occur and continue for at least two Business Days;

(e)  a Series 2011-2 Yield Supplement Deficiency shall occur and continue for at least two Business Days;

(f)  the Three Month Average Charge-Off Ratio with respect to any Settlement Date exceeds 1.00%;

(g)  the Three Month Average Paid-In Advance Loss Ratio with respect to any Settlement Date exceeds 1.50%;

(h)  the Three Month Average Delinquency Ratio with respect to any Settlement Date exceeds 7.00%;

(i)  the Loan Principal Amount on any Settlement Date is less than the Aggregate Invested Amount on such Settlement Date;

(j)  any Servicer Termination Event shall occur;

(k)  any Termination Event shall occur;

(l)  an Event of Default with respect to the Series 2011-2 Investor Notes shall occur;

(m)  an Insolvency Event shall occur with respect to SPV, Holdings, the Origination Trust, VMS, PHH Sub 1, PHH Sub 2 or PHH;

(n)  a Lease Rate Cap Event shall occur and continue for two Business Days;

(o)  failure on the part of the Issuer (i) to make any payment or deposit required by the terms of the Indenture (or within the applicable grace period which shall not exceed two Business Days after the date such payment or deposit is required to be made) or (ii) duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Base Indenture or this Indenture Supplement (other than any such failure that constitutes a Lease Rate Cap Event), which failure continues unremedied for a period of 30 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by any Series 2011-2 Investor Noteholder, written notice specifying such default and requiring it to be remedied;

(p)  any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement, or any information required to be delivered by the Issuer to the Indenture Trustee shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by any Series 2011-2 Investor Noteholder, written notice thereof;

(q)  the Indenture Trustee shall for any reason fail to have a valid and perfected first priority security interest in the Collateral and such failure continues for at least two Business Days or any of VMS, the Issuer or any Affiliate of either thereof shall assert that the Indenture Trustee does not have a valid and perfected first priority security interest in the Collateral;

(r)  there shall have been filed against PHH, PHH Sub 1, PHH Sub 2, VMS, the Origination Trust, Holdings or the Issuer (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 430(k) of the Internal Revenue Code or Section 303(k) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

(s)  one or more judgments or decrees shall be entered against the Issuer involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(t)  any of the Transaction Documents shall cease, for any reason, to be in full force and effect, other than in accordance with its terms;

then, in the case of any event described in clause (o) through (t) above, an Amortization Event will be deemed to have occurred with respect to the Series 2011-2 Investor Notes only, if after the applicable grace period, either the Indenture Trustee or the Series 2011-2 Required Investor Noteholders, declare that an Amortization Event has occurred with respect to the Series 2011-2 Investor Notes.  In the case of any event described in clauses (a) through (n) above, an

Amortization Event with respect to the Series 2011-2 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2011-2 Investor Noteholders.

ARTICLE IV
OPTIONAL PREPAYMENT

The Issuer shall have the option to prepay the Series 2011-2 Investor Notes in full on any Payment Date on or after the Payment Date on which the Class A Invested Amount is less than or equal to 10% of the Class A Initial Invested Amount.  The Issuer shall give the Indenture Trustee at least ten Business Days’ prior written notice of the Payment Date on which the Issuer intends to exercise such option to prepay (the “Prepayment Date”).  The prepayment price for the Series 2011-2 Investor Notes shall equal the aggregate outstanding principal balance of the Series 2011-2 Investor Notes (determined after giving effect to any payments of principal and interest on such Payment Date), plus accrued and unpaid interest on such outstanding principal balance.  Not later than 11:00 A.M., New York City time, on such Prepayment Date, the Issuer shall deposit in the Series 2011-2 Distribution Account an amount sufficient together with the funds deposited into the Series 2011-2 Distribution Account pursuant to Section 5A.4(c)(iv) and Section 5A.4(c)(viii) on such Prepayment Date to pay the prepayment price in immediately available funds.  The funds deposited into the Series 2011-2 Distribution Account will be paid by the Indenture Trustee to the Series 2011-2 Investor Noteholders on such Prepayment Date.

ARTICLE V

SERVICING AND ADMINISTRATOR FEES

Section 5.1  Servicing Fees.  A periodic servicing fee (the “Series 2011-2 Basic Servicing Fee”) shall be payable to the Servicer on each Settlement Date for the preceding Monthly Period in an amount equal to the product of (a) 0.215% (the “Series Servicing Fee Percentage”) times (b) the daily average of the Series 2011-2 Allocated Adjusted Aggregate Unit Balance for such Monthly Period times (c) the number of days in such Monthly Period divided by 365 (or 366, as applicable) days; provided, however, that if VMS is not the Servicer, the servicing fee payable to the Servicer on each Settlement Date hereunder may be increased such that the sum of the Series 2011-2 Basic Servicing Fee and the additional servicing fee payable to the Servicer hereunder (the “Series 2011-2 Supplemental Servicing Fee”) for each Monthly Period equals 110% of the costs to the successor Servicer of servicing the portion of the Lease SUBI Portfolio allocated to Series 2011-2 during such Monthly Period.  For this purpose, the portion of the Lease SUBI Portfolio allocated to Series 2011-2 for each Monthly Period shall equal the average Series 2011-2 Invested Percentage during such Monthly Period.  The Series 2011-2 Basic Servicing Fee and any Series 2011-2 Supplemental Servicing Fee shall be payable to the Servicer on each Settlement Date pursuant to Section 5A.4(c).

Section 5.2  Administrator Fee.  A periodic fee (the “Series 2011-2 Administrator Fee”) shall be payable to the Administrator on each Settlement Date for the preceding Monthly Period in an amount equal to the product of (a) 0.01% times (b) the daily average of the Series 2011-2 Allocated Adjusted Aggregate Unit Balance for such Monthly Period times (c) the number of days in such Monthly Period divided by 365 (or 366, as applicable) days.  The Series 2011-2 Administrator Fee shall be payable to the Administrator on each Settlement Date pursuant to Section 5A.4(c)(vi).

ARTICLE VI

FORM OF SERIES 2011-2 NOTES

Section 6.1  Initial Issuance of Series 2011-2 Investor Notes.

The Series 2011-2 Investor Notes are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated September 22, 2011, among the Issuer, VMS, PHH and Deutsche Bank Securities Inc., Barclays Capital Inc. and RBS Securities Inc., as the representatives of the initial purchasers.  The Series 2011-2 Investor Notes will be resold initially only to (1) qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (2) in the case of offers outside the United States, to Persons other than U.S. Persons (as defined in Regulation S of the Securities Act) in accordance with Rule 903 of Regulation S.

Section 6.2  Restricted Global Notes.

The Series 2011-2 Investor Notes of each Class offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the forms set forth in Exhibits A-1, B-1 and C-1, respectively,  registered in the name of Cede & Co., as nominee of DTC, and deposited with The Bank of New York Mellon, as custodian of DTC (collectively, the “Restricted Global Notes”).  The aggregate initial principal amount of each Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of The Bank of New York Mellon, as custodian for DTC, in connection with a corresponding decrease or increase in the initial principal amount of the corresponding Class of the Temporary Global Notes or the Permanent Global Notes, as hereinafter provided.

Section 6.3  Temporary Global Notes and Permanent Global Notes.

The Series 2011-2 Investor Notes of each Class offered and sold on the Series 2011-2 Closing Date in reliance upon Regulation S will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the forms set forth in Exhibits A-2, B-2 and C-2, respectively, which shall be deposited on behalf of the purchasers of the Series 2011-2 Investor Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) or for Clearstream Banking, societe anonyme (“Clearstream”), duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.3 of the Base Indenture.  Until such time as the Restricted Period shall have terminated, such Global Notes shall be referred to herein collectively as the “Temporary Global Notes”.  After such time as the Restricted Period shall have terminated, such Series 2011-2 Investor Notes, as to which the Indenture Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit D-4 to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit D-5, shall be exchanged, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form of Exhibit A-3, B-3 and C-3 as hereinafter provided (collectively, the “Permanent Global Notes”).  The principal amount of a Class of the Temporary Global Notes or the Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of The Bank of New York Mellon, as custodian for DTC, in connection with a corresponding decrease or increase of principal amount of the corresponding Class of Restricted Global Notes, as hereinafter provided.

Section 6.4  Definitive Notes.

No Series 2011-2 Note Owner will receive a Definitive Note representing such Series 2011-2 Note Owner’s interest in the Series 2011-2 Investor Notes other than in accordance with Section 2.11 of the Base Indenture.

Section 6.5  Transfer Restrictions.

(a)  A Series 2011-2 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided, however, that this Section 6.5(a) shall not prohibit any transfer of a Series 2011-2 Investor Note that is issued in exchange for a Series 2011-2 Global Note but is not itself a Series 2011-2 Global Note and shall not prohibit any transfer of a beneficial interest in a Series 2011-2 Global Note effected in accordance with the other provisions of this Section 6.5.

(b)  The transfer by an owner of a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the same Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)  If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the corresponding Temporary Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding Temporary Global Note, such exchange or transfer may be effected, subject to the applicable rules and procedures of DTC, Euroclear and Clearstream (the “Applicable Procedures”), only in accordance with the provisions of this Section 6.5(c).  Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit D-1 given by the holder of such beneficial interest in such Restricted Global Note, the Transfer Agent and Registrar, if it is not The Bank of New York Mellon, shall instruct The Bank of New York Mellon, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Temporary Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d)  If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the corresponding Permanent Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding Permanent Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(d).  Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit D-2 given by the holder of such beneficial interest in such Restricted Global Note, the Transfer Agent and Registrar, if it is not The Bank of New York Mellon, shall instruct The Bank of New York Mellon, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Permanent Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e)  If the owner of a beneficial interest in a Temporary Global Note or a Permanent Global Note wishes at any time to exchange its interest in such Temporary Global Note or such Permanent Global Note for an interest in the corresponding Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(e).  Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable

Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Temporary Global Note or such Permanent Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Global Note (but not such Permanent Global Note), a certificate in substantially the form set forth in Exhibit D-3 given by the holder of such beneficial interest in such Temporary Global Note, the Transfer Agent and Registrar, if it is not The Bank of New York Mellon, shall instruct The Bank of New York Mellon, as custodian of DTC, to reduce the principal amount of such Temporary Global Note or such Permanent Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Temporary Global Note or such Permanent Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Global Note or such Permanent Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)  In the event that a Series 2011-2 Global Note or any portion thereof is exchanged for Series 2011-2 Investor Notes other than Series 2011-2 Global Notes, such other Series 2011-2 Investor Notes may in turn be exchanged (upon transfer or otherwise) for Series 2011-2 Investor Notes that are not Series 2011-2 Global Notes or for a beneficial interest in a Series 2011-2 Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 6.5(a) through Section 6.5(e) and Section 6.5(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2011-2 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by the Issuer and the Transfer Agent and Registrar.

(g)  Until the termination of the Restricted Period, interests in the Temporary Global Notes may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 6.5(g) shall not prohibit any transfer in accordance with Section 6.5(e).  After the expiration of the Restricted Period, interests in the Permanent Global Notes may be transferred without requiring any certifications.

(h)  The Series 2011-2 Investor Notes shall bear the following legends to the extent indicated:

(i)            The Restricted Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE,

PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”  AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

(ii)           The Temporary Global Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

(iii)          The Series 2011-2 Global Notes shall bear the following legends:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(iv)          The required legends set forth above shall not be removed from the applicable Series 2011-2 Investor Notes except as provided herein.  The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to the Issuer and the Transfer Agent and Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2011-2 Investor Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Indenture Trustee at the direction of the Issuer shall authenticate and deliver in exchange for such Restricted Note a Series 2011-2 Investor Note or Series 2011-2 Investor Notes having an equal aggregate principal amount that does not bear such legend.

ARTICLE VII

INFORMATION

The Issuer hereby agrees to provide to the Indenture Trustee, on each Determination Date, a Monthly Settlement Statement, substantially in the form of Exhibit E, setting forth as of the last day of the most recent Monthly Period and for such Monthly Period the information set forth therein.  The Indenture Trustee shall provide to the Series 2011-2 Investor Noteholders, or their designated agent, copies of each Monthly Settlement Statement.

ARTICLE VIII

MISCELLANEOUS

Section 8.1  Ratification of Indenture.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 8.2  Governing Law.  THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3  Further Assurances.  Each of the Issuer and the Indenture Trustee agrees, at the Administrator’s expense, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Series 2011-2 Required Investor Noteholders more fully to effect the purposes of this Indenture Supplement and the sale of the Series 2011-2 Investor Notes hereunder.  The Issuer hereby authorizes the Indenture Trustee to file any financing statements or similar documents or notices or continuation statements in order to perfect the Indenture Trustee’s security interest in the Series 2011-2 Collateral under the provisions of the UCC or similar legislation of any applicable jurisdiction.

Section 8.4  Exhibits.  The following exhibits attached hereto supplement the exhibits included in the Base Indenture:

Exhibit A-1:	Form of Restricted Global Class A Investor Note
Exhibit A-2:	Form of Temporary Global Class A Investor Note
Exhibit A-3:	Form of Permanent Global Class A Investor Note
Exhibit B-1:	Form of Restricted Global Class B Investor Note
Exhibit B-2:	Form of Temporary Global Class B Investor Note
Exhibit B-3:	Form of Permanent Global Class B Investor Note
Exhibit C-1:	Form of Restricted Global Class C Investor Note
Exhibit C-2:	Form of Temporary Global Class C Investor Note
Exhibit C-3:	Form of Permanent Global Class C Investor Note
Exhibit D-1:	Form of Transfer Certificate
Exhibit D-2:	Form of Transfer Certificate
Exhibit D-3:	Form of Transfer Certificate
Exhibit D-4:	Form of Clearing System Certificate
Exhibit D-5:	Form of Certificate of Beneficial Ownership
Exhibit E:	Form of Monthly Settlement Statement
Exhibit F:	Form of Lease Rate Cap

Section 8.5  No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 8.6  Amendments.  (a)  This Indenture Supplement may be amended in writing from time to time in accordance with the terms of the Base Indenture.

(b)  No amendment specified in this Indenture Supplement as requiring satisfaction of the Rating Agency Condition shall be effective until the Rating Agency Condition is satisfied with respect thereto.

Section 8.7  Severability.  If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

Section 8.8  Counterparts.  This Indenture Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

Section 8.9  No Bankruptcy Petition.

(a)  By acquiring a Series 2011-2 Investor Note or an interest therein, each Series 2011-2 Investor Noteholder and each Series 2011-2 Investor Note Owner hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(b)  The Issuer and the Indenture Trustee and, by acquiring a Series 2011-2 Investor Note or an interest therein, each Series 2011-2 Investor Noteholder and each Series 2011-2 Investor Note Owner, hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

(c)  This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 8.10  SUBIs.  By acquiring a Series 2011-2 Investor Note or an interest therein, each Series 2011-2 Investor Noteholder and each Series 2011-2 Investor Note Owner,

and the Issuer hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Section 8.11  Notice to Rating Agencies.  The Indenture Trustee shall provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Indenture Trustee pursuant to this Indenture Supplement or any other Transaction Document.

Section 8.12  Conflict of Instructions.  In the event the Issuer and the Administrator shall have delivered conflicting instructions to the Indenture Trustee to take or refrain from taking action hereunder, the Indenture Trustee shall follow the instructions of the Issuer.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:
Name:
Title:

[2011-2 Indenture Supplement]

EXHIBIT A-1
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF RESTRICTED GLOBAL CLASS A INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. 165182 AX4
ISIN NO. US165182AX44
COMMON CODE 066739643

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”  AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF

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THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS A

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                  ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class A Investor Note shall be due on the Class A Final Maturity Date. However, principal with respect to the Class A Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class A Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class A Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class A Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class A Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Investor Note shall be applied as provided in the Indenture.  This Class A Investor Note does

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not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class A Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS A INVESTOR NOTE]

This Class A Investor Note is one of a duly authorized issue of Class A Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class A (herein called the “Class A Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class A Investor Notes are subject to all terms of the Indenture. All terms used in this Class A Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class A Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class A Investor Note shall be due and payable on the Class A Final Maturity Date. Notwithstanding the foregoing, principal on the Class A Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class A Investor Notes shall be made pro rata to the Class A Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Series 2011-2 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount. The prepayment price for the Series 2011-2 Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class A Investor Note for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 1.48744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.25% per annum (the “Class A Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Investor Note may be registered on the Note Register upon surrender of this Class A Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class A Investor Note or an interest therein, each Class A Investor Noteholder and each Class A Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class A Investor Noteholder, by acceptance of a Class A Investor Note or, in the case of a Class A Investor Note Owner, a beneficial interest in a Class A Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class A Investor Noteholder or Class A Investor Note Owner, by acceptance of a Class A Investor Note or, in the case of a Class A Investor Note Owner, a beneficial interest in a Class A Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Investor Noteholder or Class A Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class A Investor Noteholder and each Class A Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class A Investor Noteholder and each Class A Investor Note Owner, by the acceptance of this Class A Investor Note, agrees to treat this Class A Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights

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of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Investor Note (or any one or more predecessor Class A Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Investor Note and of any Class A Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class A Investor Note includes any successor to the Issuer under the Indenture.

The Class A Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

Interests in this Restricted Global Class A Investor Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class A Investor Note or a Permanent Global Class A Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement. Interests in this Restricted Global Class A Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class A Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT A-2
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF TEMPORARY GLOBAL CLASS A INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. U16492 AK3
ISIN NO. USU16492AK34
COMMON CODE 066739694

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

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UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS A

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [              ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class A Investor Note shall be due on the Class A Final Maturity Date. However, principal with respect to the Class A Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class A Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class A Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class A Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class A Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Investor Note shall be applied as provided in the Indenture.  This Class A Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class A Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information

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with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS A INVESTOR NOTE]

This Class A Investor Note is one of a duly authorized issue of Class A Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class A (herein called the “Class A Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class A Investor Notes are subject to all terms of the Indenture. All terms used in this Class A Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class A Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class A Investor Note shall be due and payable on the Class A Final Maturity Date. Notwithstanding the foregoing, principal on the Class A Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class A Investor Notes shall be made pro rata to the Class A Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Series 2011-2 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount.  The prepayment price for the Series 2011-2 Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class A Investor Note for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 1.48744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.25% per annum (the “Class A Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Investor Note may be registered on the Note Register upon surrender of this Class A Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class A Investor Note or an interest therein, each Class A Investor Noteholder and each Class A Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class A Investor Noteholder, by acceptance of a Class A Investor Note or, in the case of a Class A Investor Note Owner, a beneficial interest in a Class A Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class A Investor Noteholder or Class A Investor Note Owner, by acceptance of a Class A Investor Note or, in the case of a Class A Investor Note Owner, a beneficial interest in a Class A Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Investor Noteholder or Class A Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class A Investor Noteholder and each Class A Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class A Investor Noteholder and each Class A Investor Note Owner, by the acceptance of this Class A Investor Note, agrees to treat this Class A Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

Each Holder of this Class A Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable

A-2-7

substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A Investor Note is a non-U.S. person and providing the Holder’s name and address.  If the information provided in the statement changes, the Holder of this Class A Investor Note shall so inform the Indenture Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Investor Note (or any one or more predecessor Class A Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Investor Note and of any Class A Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class A Investor Note includes any successor to the Issuer under the Indenture.

The Class A Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

During the Restricted Period (as defined below), payments (if any) on this Temporary Global Class A Investor Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), to the Indenture Trustee a certificate to the effect that it has received from or in respect of persons entitled to a Class A Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class A Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.  After the Restricted Period,

A-2-8

the holder of this Temporary Global Class A Investor Note will not be entitled to receive any payment hereon, until this Temporary Global Class A Investor Note is exchanged in full for a Permanent Global Class A Investor Note.  This Temporary Global Class A Investor Note shall in all other respects be entitled to the same benefits as a Permanent Global Class A Investor Note under the Indenture.

After the end of the period commencing on the Series 2011-2 Closing Date and ending on the date that is the 40th day after the Series 2011-2 Closing Date (the “Restricted Period”), interests in this Temporary Global Class A Investor Note may be exchanged (free of charge) for interests in a Permanent Global Class A Investor Note in the form of Exhibit A-3 to the Series 2011-2 Indenture Supplement upon presentation of this Temporary Global Class A Investor Note to the Indenture Trustee.  The Permanent Global Class A Investor Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Class A Investor Note in respect of which there shall have been presented to the Indenture Trustee by Euroclear or Clearstream a certificate to the effect that it has received from or in respect of persons entitled to a Class A Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class A Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

On an exchange of the whole of this Temporary Global Class A Investor Note, this Temporary Global Class A Investor Note shall be surrendered to the Indenture Trustee.  On an exchange of part only of this Temporary Global Class A Investor Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer.  If, following the issuance of a Permanent Global Class A Investor Note in exchange for some of the Class A Investor Notes represented by this Temporary Global Class A Investor Note, further Class A Investor Notes are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issuance of a new Permanent Global Class A Investor Note, by the Issuer or its agent endorsing Schedule A of the Permanent Global Class A Investor Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Class A Investor Note by an amount equal to the aggregate principal amount of the additional Class A Investor Notes to be exchanged.

Interests in this Temporary Global Class A Investor Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream.  For purposes of this Temporary Global Class A Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A Investor Notes and of the principal amount of Class A Investor Notes represented by this Temporary Global Class A Investor Note credited to the securities accounts of such holders of Class A Investor Notes.  Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A Investor Note or Class A Investor Notes credited to the securities account of such holder and stating the principal amount of such Class A Investor Note or Class A Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but

A-2-9

without prejudice to any other means of producing such records in evidence).  Notwithstanding any provision to the contrary contained in this Temporary Global Class A Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class A Investor Note represented by this Temporary Global Class A Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Temporary Global Class A Investor Note.

Interests in this Temporary Global Class A Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement.  Interests in this Temporary Global Class A Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class A Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(2)

Signature Guaranteed:

(2)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Investor Note, without alteration, enlargement or any change whatsoever.

A-2-11

EXHIBIT A-3
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF PERMANENT GLOBAL CLASS A INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. U16492 AK3
ISIN NO. USU16492AK34
COMMON CODE 066739694

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS A INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS A

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                        ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class A Investor Note shall be due on the Class A Final Maturity Date. However, principal with respect to the Class A Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class A Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class A Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class A Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class A Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Investor Note shall be applied as provided in the Indenture.  This Class A Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class A Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class A Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS A INVESTOR NOTE]

This Class A Investor Note is one of a duly authorized issue of Class A Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class A (herein called the “Class A Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class A Investor Notes are subject to all terms of the Indenture. All terms used in this Class A Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class A Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class A Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Class A Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class A Investor Notes shall be made pro rata to the Class A Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Class A Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount.  The prepayment price for the Class A Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class A Investor Notes for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 1.48744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.25% per annum (the “Class A Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Investor Note may be registered on the Note Register upon surrender of this Class A Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class A Investor Note or an interest therein, each Class A Investor Noteholder and each Class A Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class A Investor Noteholder, by acceptance of a Class A Investor Note or, in the case of a Class A Investor Note Owner, a beneficial interest in a Class A Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class A Investor Noteholder or Class A Investor Note Owner, by acceptance of a Class A Investor Note or, in the case of a Class A Investor Note Owner, a beneficial interest in a Class A Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Investor Noteholder or Class A Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class A Investor Noteholder and each Class A Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class A Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class A Investor Noteholder and each Class A Investor Note Owner, by the acceptance of this Class A Investor Note, agrees to treat this Class A Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

Each Holder of this Class A Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable

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substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A Investor Note is a non-U.S. person and providing the Holder’s name and address.  If the information provided in the statement changes, the Holder of this Class A Investor Note shall so inform the Indenture Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Investor Note (or any one or more predecessor Class A Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Investor Note and of any Class A Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class A Investor Note includes any successor to the Issuer under the Indenture.

The Class A Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

Interests in this Permanent Global Class A Investor Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”).  Euroclear and Clearstream will be treated by the Indenture Trustee and any paying agent as the holder of the Class A Investor Notes.  For purposes of this Permanent Global Class A Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class A Investor Notes and of the principal amount of Class A Investor Notes represented by this Permanent Global Class A Investor Note credited to the securities accounts of such holders of

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Class A Investor Notes.  Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class A Investor Note or Class A Investor Notes credited to the securities account of such holder and stating the principal amount of such Class A Investor Note or Class A Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence).  Notwithstanding any provision to the contrary contained in this Permanent Global Class A Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class A Investor Note represented by this Permanent Global Class A Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Permanent Global Class A Investor Note.

Interests in this Permanent Global Class A Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class A Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement.  Interests in this Permanent Global Class A Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class A Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(3)

Signature Guaranteed:

(3)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT B-1
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF RESTRICTED GLOBAL CLASS B INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. 165182 AY2
ISIN NO. US165182AY27
COMMON CODE 066739805

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”  AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF

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THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS B INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS B

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                  ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class B Investor Note shall be due on the Class B Final Maturity Date. However, principal with respect to the Class B Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class B Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class B Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class B Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class B Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Investor Note shall be applied as provided in the Indenture.  This Class B Investor Note does

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not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class B Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class B Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS B INVESTOR NOTE]

This Class B Investor Note is one of a duly authorized issue of Class B Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class B (herein called the “Class B Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class B Investor Notes are subject to all terms of the Indenture. All terms used in this Class B Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class B Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class B Investor Note shall be due and payable on the Class B Final Maturity Date. Notwithstanding the foregoing, principal on the Class B Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class B Investor Notes shall be made pro rata to the Class B Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Series 2011-2 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount. The prepayment price for the Series 2011-2 Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class B Investor Note for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 1.98744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.75% per annum (the “Class B Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Investor Note may be registered on the Note Register upon surrender of this Class B Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class B Investor Note or an interest therein, each Class B Investor Noteholder and each Class B Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class B Investor Noteholder, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class B Investor Noteholder or Class B Investor Note Owner, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Investor Noteholder or Class B Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class B Investor Noteholder and each Class B Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class B Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class B Investor Noteholder and each Class B Investor Note Owner, by the acceptance of this Class B Investor Note, agrees to treat this Class B Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights

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of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Investor Note (or any one or more predecessor Class B Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Investor Note and of any Class B Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class B Investor Note includes any successor to the Issuer under the Indenture.

The Class B Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

Interests in this Restricted Global Class B Investor Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class B Investor Note or a Permanent Global Class B Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement. Interests in this Restricted Global Class B Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                                (name and address of assignee)

the within Class B Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class B Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(4)

Signature Guaranteed:

(4)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT B-2
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF TEMPORARY GLOBAL CLASS B INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. U16492 AL1
ISIN NO. USU16492AL17
COMMON CODE 066740188

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

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UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS B INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS B

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [              ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class B Investor Note shall be due on the Class B Final Maturity Date. However, principal with respect to the Class B Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class B Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class B Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class B Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class B Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Investor Note shall be applied as provided in the Indenture.  This Class B Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class B Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class B Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information

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with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS B INVESTOR NOTE]

This Class B Investor Note is one of a duly authorized issue of Class B Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class B (herein called the “Class B Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class B Investor Notes are subject to all terms of the Indenture. All terms used in this Class B Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class B Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class B Investor Note shall be due and payable on the Class B Final Maturity Date. Notwithstanding the foregoing, principal on the Class B Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class B Investor Notes shall be made pro rata to the Class B Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Series 2011-2 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount.  The prepayment price for the Series 2011-2 Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class B Investor Note for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 1.98744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.75% per annum (the “Class B Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Investor Note may be registered on the Note Register upon surrender of this Class B Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class B Investor Note or an interest therein, each Class B Investor Noteholder and each Class B Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class B Investor Noteholder, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class B Investor Noteholder or Class B Investor Note Owner, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Investor Noteholder or Class B Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class B Investor Noteholder and each Class B Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class B Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class B Investor Noteholder and each Class B Investor Note Owner, by the acceptance of this Class B Investor Note, agrees to treat this Class B Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

Each Holder of this Class B Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable

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substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B Investor Note is a non-U.S. person and providing the Holder’s name and address.  If the information provided in the statement changes, the Holder of this Class B Investor Note shall so inform the Indenture Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Investor Note (or any one or more predecessor Class B Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Investor Note and of any Class B Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class B Investor Note includes any successor to the Issuer under the Indenture.

The Class B Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

During the Restricted Period (as defined below), payments (if any) on this Temporary Global Class B Investor Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), to the Indenture Trustee a certificate to the effect that it has received from or in respect of persons entitled to a Class B Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class B Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.  After the Restricted Period,

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the holder of this Temporary Global Class B Investor Note will not be entitled to receive any payment hereon, until this Temporary Global Class B Investor Note is exchanged in full for a Permanent Global Class B Investor Note.  This Temporary Global Class B Investor Note shall in all other respects be entitled to the same benefits as a Permanent Global Class B Investor Note under the Indenture.

After the end of the period commencing on the Series 2011-2 Closing Date and ending on the date that is the 40th day after the Series 2011-2 Closing Date (the “Restricted Period”), interests in this Temporary Global Class B Investor Note may be exchanged (free of charge) for interests in a Permanent Global Class B Investor Note in the form of Exhibit A-3 to the Series 2011-2 Indenture Supplement upon presentation of this Temporary Global Class B Investor Note to the Indenture Trustee.  The Permanent Global Class B Investor Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Class B Investor Note in respect of which there shall have been presented to the Indenture Trustee by Euroclear or Clearstream a certificate to the effect that it has received from or in respect of persons entitled to a Class B Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class B Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

On an exchange of the whole of this Temporary Global Class B Investor Note, this Temporary Global Class B Investor Note shall be surrendered to the Indenture Trustee.  On an exchange of part only of this Temporary Global Class B Investor Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer.  If, following the issuance of a Permanent Global Class B Investor Note in exchange for some of the Class B Investor Notes represented by this Temporary Global Class B Investor Note, further Class B Investor Notes are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issuance of a new Permanent Global Class B Investor Note, by the Issuer or its agent endorsing Schedule A of the Permanent Global Class B Investor Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Class B Investor Note by an amount equal to the aggregate principal amount of the additional Class B Investor Notes to be exchanged.

Interests in this Temporary Global Class B Investor Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream.  For purposes of this Temporary Global Class B Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class B Investor Notes and of the principal amount of Class B Investor Notes represented by this Temporary Global Class B Investor Note credited to the securities accounts of such holders of Class B Investor Notes.  Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class B Investor Note or Class B Investor Notes credited to the securities account of such holder and stating the principal amount of such Class B Investor Note or Class B Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but

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without prejudice to any other means of producing such records in evidence).  Notwithstanding any provision to the contrary contained in this Temporary Global Class B Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class B Investor Note represented by this Temporary Global Class B Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Temporary Global Class B Investor Note.

Interests in this Temporary Global Class B Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class B Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement.  Interests in this Temporary Global Class B Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class B Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class B Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(5)

Signature Guaranteed:

(5)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT B-3
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF PERMANENT GLOBAL CLASS B INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. U16492 AL1
ISIN NO. USU16492AL17
COMMON CODE 066740188

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS B INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS B

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                        ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class B Investor Note shall be due on the Class B Final Maturity Date. However, principal with respect to the Class B Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class B Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class B Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class B Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class B Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Investor Note shall be applied as provided in the Indenture.  This Class B Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class B Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class B Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS B INVESTOR NOTE]

This Class B Investor Note is one of a duly authorized issue of Class B Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class B (herein called the “Class B Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class B Investor Notes are subject to all terms of the Indenture. All terms used in this Class B Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class B Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class B Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Class B Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class B Investor Notes shall be made pro rata to the Class B Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Class B Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount.  The prepayment price for the Class B Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class B Investor Notes for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 1.98744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 1.75% per annum (the “Class B Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Investor Note may be registered on the Note Register upon surrender of this Class B Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class B Investor Note or an interest therein, each Class B Investor Noteholder and each Class B Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class B Investor Noteholder, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class B Investor Noteholder or Class B Investor Note Owner, by acceptance of a Class B Investor Note or, in the case of a Class B Investor Note Owner, a beneficial interest in a Class B Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Investor Noteholder or Class B Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class B Investor Noteholder and each Class B Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class B Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class B Investor Noteholder and each Class B Investor Note Owner, by the acceptance of this Class B Investor Note, agrees to treat this Class B Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

Each Holder of this Class B Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable

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substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B Investor Note is a non-U.S. person and providing the Holder’s name and address.  If the information provided in the statement changes, the Holder of this Class B Investor Note shall so inform the Indenture Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Investor Note (or any one or more predecessor Class B Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Investor Note and of any Class B Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class B Investor Note includes any successor to the Issuer under the Indenture.

The Class B Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

Interests in this Permanent Global Class B Investor Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”).  Euroclear and Clearstream will be treated by the Indenture Trustee and any paying agent as the holder of the Class B Investor Notes.  For purposes of this Permanent Global Class B Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class B Investor Notes and of the principal amount of Class B Investor Notes represented by this Permanent Global Class B Investor Note credited to the securities accounts of such holders of

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Class B Investor Notes.  Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class B Investor Note or Class B Investor Notes credited to the securities account of such holder and stating the principal amount of such Class B Investor Note or Class B Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence).  Notwithstanding any provision to the contrary contained in this Permanent Global Class B Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class B Investor Note represented by this Permanent Global Class B Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Permanent Global Class B Investor Note.

Interests in this Permanent Global Class B Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class B Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement.  Interests in this Permanent Global Class B Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                                (name and address of assignee)

the within Class B Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class B Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(6)

Signature Guaranteed:

(6)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT C-1
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF RESTRICTED GLOBAL CLASS C INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. 165182 AZ9
ISIN NO. US165182AZ91
COMMON CODE 066740382

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”  AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF

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THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS C INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS C

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                  ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class C Investor Note shall be due on the Class C Final Maturity Date. However, principal with respect to the Class C Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class C Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class C Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class C Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class C Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class C Investor Note shall be applied as provided in the Indenture.  This Class C Investor Note does

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not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class C Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class C Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class C Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS C INVESTOR NOTE]

This Class C Investor Note is one of a duly authorized issue of Class C Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class C (herein called the “Class C Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class C Investor Notes are subject to all terms of the Indenture. All terms used in this Class C Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class C Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class C Investor Note shall be due and payable on the Class C Final Maturity Date. Notwithstanding the foregoing, principal on the Class C Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class C Investor Notes shall be made pro rata to the Class C Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Series 2011-2 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount. The prepayment price for the Series 2011-2 Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class C Investor Note for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 2.23744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 2.00% per annum (the “Class C Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Investor Note may be registered on the Note Register upon surrender of this Class C Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class C Investor Note or an interest therein, each Class C Investor Noteholder and each Class C Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class C Investor Noteholder, by acceptance of a Class C Investor Note or, in the case of a Class C Investor Note Owner, a beneficial interest in a Class C Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class C Investor Noteholder or Class C Investor Note Owner, by acceptance of a Class C Investor Note or, in the case of a Class C Investor Note Owner, a beneficial interest in a Class C Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Investor Noteholder or Class C Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class C Investor Noteholder and each Class C Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class C Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class C Investor Noteholder and each Class C Investor Note Owner, by the acceptance of this Class C Investor Note, agrees to treat this Class C Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights

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of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Investor Note (or any one or more predecessor Class C Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Investor Note and of any Class C Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class C Investor Note includes any successor to the Issuer under the Indenture.

The Class C Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class C Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

Interests in this Restricted Global Class C Investor Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Class C Investor Note or a Permanent Global Class C Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement. Interests in this Restricted Global Class C Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                                                (name and address of assignee)

the within Class C Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class C Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(7)

Signature Guaranteed:

(7)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT C-2
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF TEMPORARY GLOBAL CLASS C INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. U16492 AM9
ISIN NO. USU1649AM99
COMMON CODE 066740781

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

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UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS C INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS C

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [              ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class C Investor Note shall be due on the Class C Final Maturity Date. However, principal with respect to the Class C Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class C Investor Note for each Series  2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class C Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class C Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class C Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class C Investor Note shall be applied as provided in the Indenture.  This Class C Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class C Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class C Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information

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with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class C Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS C INVESTOR NOTE]

This Class C Investor Note is one of a duly authorized issue of Class C Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class C (herein called the “Class C Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class C Investor Notes are subject to all terms of the Indenture. All terms used in this Class C Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class C Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class C Investor Note shall be due and payable on the Class C Final Maturity Date. Notwithstanding the foregoing, principal on the Class C Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class C Investor Notes shall be made pro rata to the Class C Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Series 2011-2 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount.  The prepayment price for the Series 2011-2 Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class C Investor Note for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 2.3744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 2.00% per annum (the “Class C Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Investor Note may be registered on the Note Register upon surrender of this Class C Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class C Investor Note or an interest therein, each Class C Investor Noteholder and each Class C Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class C Investor Noteholder, by acceptance of a Class C Investor Note or, in the case of a Class C Investor Note Owner, a beneficial interest in a Class C Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class C Investor Noteholder or Class C Investor Note Owner, by acceptance of a Class C Investor Note or, in the case of a Class C Investor Note Owner, a beneficial interest in a Class C Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Investor Noteholder or Class C Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class C Investor Noteholder and each Class C Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class C Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class C Investor Noteholder and each Class C Investor Note Owner, by the acceptance of this Class C Investor Note, agrees to treat this Class C Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

Each Holder of this Class C Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable

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substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class C Investor Note is a non-U.S. person and providing the Holder’s name and address.  If the information provided in the statement changes, the Holder of this Class C Investor Note shall so inform the Indenture Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Investor Note (or any one or more predecessor Class C Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Investor Note and of any Class C Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class C Investor Note includes any successor to the Issuer under the Indenture.

The Class C Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class C Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

During the Restricted Period (as defined below), payments (if any) on this Temporary Global Class C Investor Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), to the Indenture Trustee a certificate to the effect that it has received from or in respect of persons entitled to a Class C Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class C Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.  After the Restricted Period,

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the holder of this Temporary Global Class C Investor Note will not be entitled to receive any payment hereon, until this Temporary Global Class C Investor Note is exchanged in full for a Permanent Global Class C Investor Note.  This Temporary Global Class C Investor Note shall in all other respects be entitled to the same benefits as a Permanent Global Class C Investor Note under the Indenture.

After the end of the period commencing on the Series 2011-2 Closing Date and ending on the date that is the 40th day after the Series 2011-2 Closing Date (the “Restricted Period”), interests in this Temporary Global Class C Investor Note may be exchanged (free of charge) for interests in a Permanent Global Class C Investor Note in the form of Exhibit A-3 to the Series 2011-2 Indenture Supplement upon presentation of this Temporary Global Class C Investor Note to the Indenture Trustee.  The Permanent Global Class C Investor Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Class C Investor Note in respect of which there shall have been presented to the Indenture Trustee by Euroclear or Clearstream a certificate to the effect that it has received from or in respect of persons entitled to a Class C Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Class C Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

On an exchange of the whole of this Temporary Global Class C Investor Note, this Temporary Global Class C Investor Note shall be surrendered to the Indenture Trustee.  On an exchange of part only of this Temporary Global Class C Investor Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer.  If, following the issuance of a Permanent Global Class C Investor Note in exchange for some of the Class C Investor Notes represented by this Temporary Global Class C Investor Note, further Class C Investor Notes are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issuance of a new Permanent Global Class C Investor Note, by the Issuer or its agent endorsing Schedule A of the Permanent Global Class C Investor Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Class C Investor Note by an amount equal to the aggregate principal amount of the additional Class C Investor Notes to be exchanged.

Interests in this Temporary Global Class C Investor Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream.  For purposes of this Temporary Global Class C Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class C Investor Notes and of the principal amount of Class C Investor Notes represented by this Temporary Global Class C Investor Note credited to the securities accounts of such holders of Class C Investor Notes.  Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class C Investor Note or Class C Investor Notes credited to the securities account of such holder and stating the principal amount of such Class C Investor Note or Class C Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but

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without prejudice to any other means of producing such records in evidence).  Notwithstanding any provision to the contrary contained in this Temporary Global Class C Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class C Investor Note represented by this Temporary Global Class C Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Temporary Global Class C Investor Note.

Interests in this Temporary Global Class C Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class C Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement.  Interests in this Temporary Global Class C Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class C Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class C Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(8)

Signature Guaranteed:

(8)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT C-3
TO SERIES 2011-2
INDENTURE SUPPLEMENT

FORM OF PERMANENT GLOBAL CLASS C INVESTOR NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP (CINS) NO. U16492 AM9
ISIN NO. USU1649AM99
COMMON CODE 066740781

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS CLASS C INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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CHESAPEAKE FUNDING LLC

SERIES 2011-2 FLOATING RATE ASSET BACKED INVESTOR NOTES, CLASS C

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                        ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Class C Investor Note shall be due on the Class C Final Maturity Date. However, principal with respect to the Class C Investor Notes may be paid earlier under certain limited circumstances described in the Indenture.  The Issuer will pay interest on this Class C Investor Note for each Series 2011-2 Interest Period, in accordance with the terms of the Indenture, at the Class C Note Rate for such Interest Period.  Each “Series 2011-2 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2011-2 Interest Period shall commence on and include the Series 2011-2 Closing Date and end on and include November 6, 2011.  Such principal of and interest on this Class C Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.

The principal of and interest on this Class C Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class C Investor Note shall be applied as provided in the Indenture.  This Class C Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.

Reference is made to the further provisions of this Class C Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class C Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at:  The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class C Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:

Authorized Signatory

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[REVERSE OF CLASS C INVESTOR NOTE]

This Class C Investor Note is one of a duly authorized issue of Class C Investor Notes of the Issuer designated its Series 2011-2 Floating Rate Asset Backed Investor Notes, Class C (herein called the “Class C Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Amended and Restated Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2011-2 Indenture Supplement dated as of September 28, 2011 (the “Series 2011-2 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2011-2 Indenture Supplement are referred to herein as the “Indenture”. The Class C Investor Notes are subject to all terms of the Indenture. All terms used in this Class C Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

Subject to the subordination provisions of the Indenture, the Class A Notes, the Class B Notes and the Class C Notes are and will be equally and ratably secured by the Series 2011-2 Collateral pledged as security therefor as provided in the Indenture and the Series 2011-2 Indenture Supplement.

Principal of the Class C Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing November 7, 2011.

The entire unpaid principal amount of this Class C Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Class C Investor Notes will be paid earlier during the Series 2011-2 Amortization Period as described in the Indenture. All principal payments on the Class C Investor Notes shall be made pro rata to the Class C Investor Noteholders entitled thereto.

The Issuer will have the option to prepay the Class C Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2011-2 Invested Amount is less than or equal to 10% of the Series 2011-2 Initial Invested Amount.  The prepayment price for the Class C Investor Notes will be equal to the amount set forth in the Indenture.

Interest will accrue on this Class C Investor Notes for each Series 2011-2 Interest Period at a rate equal to (i) with respect to the initial Series 2011-2 Interest Period, 2.3744% per annum and (ii) with respect to each Series 2011-2 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2011-2 Interest Period plus 2.00% per annum (the “Class C Note Rate”).  “One-Month LIBOR” means, for each Series 2011-2 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the

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Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2011-2 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2011-2 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2011-2 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2011-2 Interest Period.

The Issuer shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Investor Note may be registered on the Note Register upon surrender of this Class C Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Issuer and the Indenture Trustee covenant and agree in the Series 2011-2 Indenture Supplement and, by acquiring a Class C Investor Note or an interest therein, each Class C Investor Noteholder and each Class C Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Each Class C Investor Noteholder, by acceptance of a Class C Investor Note or, in the case of a Class C Investor Note Owner, a beneficial interest in a Class C Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable

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against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Each Class C Investor Noteholder or Class C Investor Note Owner, by acceptance of a Class C Investor Note or, in the case of a Class C Investor Note Owner, a beneficial interest in a Class C Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Investor Noteholder or Class C Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuer, each Class C Investor Noteholder and each Class C Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Class C Investor Notes will evidence indebtedness of the Issuer secured by the Series 2011-2 Collateral.  Each Class C Investor Noteholder and each Class C Investor Note Owner, by the acceptance of this Class C Investor Note, agrees to treat this Class C Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

Each Holder of this Class C Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable

C-3-6

substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class C Investor Note is a non-U.S. person and providing the Holder’s name and address.  If the information provided in the statement changes, the Holder of this Class C Investor Note shall so inform the Indenture Trustee within 30 days of such change.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2011-2 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2011-2 Investor Notes affected by such amendment or modification.  The Indenture also contains provisions permitting the Holders of Series 2011-2 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2011-2 Investor Notes, on behalf of the Holders of all the Series 2011-2 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Investor Note (or any one or more predecessor Class C Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Investor Note and of any Class C Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2011-2 Investor Notes issued thereunder.

The term “Issuer” as used in this Class C Investor Note includes any successor to the Issuer under the Indenture.

The Class C Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class C Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class C Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Investor Note at the times, place and rate, and in the coin or currency herein prescribed.

Interests in this Permanent Global Class C Investor Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”).  Euroclear and Clearstream will be treated by the Indenture Trustee and any paying agent as the holder of the Class C Investor Notes.  For purposes of this Permanent Global Class C Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Class C Investor Notes and of the principal amount of Class C Investor Notes represented by this Permanent Global Class C Investor Note credited to the securities accounts of such holders of

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Class C Investor Notes.  Any statement issued by Euroclear or Clearstream to any holder relating to a specified Class C Investor Note or Class C Investor Notes credited to the securities account of such holder and stating the principal amount of such Class C Investor Note or Class C Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence).  Notwithstanding any provision to the contrary contained in this Permanent Global Class C Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Class C Investor Note represented by this Permanent Global Class C Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Permanent Global Class C Investor Note.

Interests in this Permanent Global Class C Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Class C Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2011-2 Indenture Supplement.  Interests in this Permanent Global Class C Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class C Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Class C Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(9)

Signature Guaranteed:

(9)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Investor Note, without alteration, enlargement or any change whatsoever.

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EXHIBIT D-1

[FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER

FROM RESTRICTED GLOBAL NOTE

TO TEMPORARY GLOBAL NOTE]

(exchanges or transfers pursuant to Section

6.5(c) of the Series 2011-2 Indenture Supplement)

The Bank of New York Mellon,
as Transfer Agent and Registrar

2001 Bryan Street, 9th Floor

Dallas, Texas 75201

Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2

Re:          Chesapeake Funding LLC

Series 2011-2 Floating Rate Asset Backed Investor Notes

Reference is hereby made to the Series 2011-2 Indenture Supplement, dated as of September 28, 2011 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                             principal amount of the Restricted Global Note (the “Restricted Global Note”) of the Series 2011-2 Floating Rate Asset Backed Notes [Class A] [Class B] [Class C] (the “Notes”) (CUSIP No. [U16492 AK3] [U16492 AL1] [U16492 AM9]), held with DTC in the name of [transferor] (the “Transferor”).  The Transferor has requested an exchange or transfer of such interest for an interest in the Temporary Global Note of the Series 2011-2 Floating Rate Asset Backed Notes [Class A] [Class B] [Class C] (ISIN No. [USU16492AK34] [USU16492AL17] [USU1649AM99]) to be held with [Euroclear] [Clearstream] (Common Code No. [066739694] [066740188] [066740781]) through DTC.  If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Restricted Global Note will remain outstanding.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Rule 904 of Regulation S under the

D-1

Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(1)           the offer of the Notes was not made to a person in the United States;

(2)           either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(3)           no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

[Insert name of Transferor]

By:
Name:
Title:

Dated:

cc:	Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152
Attention: General Counsel

D-2

EXHIBIT D-2

[FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER

FROM RESTRICTED GLOBAL NOTE

TO PERMANENT GLOBAL NOTE]

(exchanges or transfers pursuant to Section

6.5(d) of the Series 2011-2 Indenture Supplement)

The Bank of New York Mellon,

as Transfer Agent and Registrar

2001 Bryan Street, 9th Floor

Dallas, Texas 75201

Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2

Re:          Chesapeake Funding LLC

Series 2011-2 Floating Rate Asset Backed Investor Notes

Reference is hereby made to the Series 2011-2 Indenture Supplement, dated as of September 28, 2011 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                             principal amount of the Restricted Global Note (the “Restricted Global Note”) of the Series 2011-2 Floating Rate Asset Backed Notes [Class A] [Class B] [Class C] (the “Notes”) (CUSIP No. [U16492 AK3] [U16492 AL1] [U16492 AM9]), held with DTC in the name of [transferor] (the “Transferor”).  The Transferor has requested an exchange or transfer of such interest for an interest in the Permanent Global Note of the Series 2011-2 Floating Rate Asset Backed Notes [Class A] [Class B] [Class C] (ISIN No. [USU16492AK34] [USU16492AL17] [USU1649AM99]) to be held with [Euroclear] [Clearstream] (Common Code No. [066739694] [066740188] [066740781]) through DTC.  If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Restricted Global Note will remain outstanding.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and (i) with respect to transfers made in reliance upon Rule 904 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:

D-2-1

(1)           the offer of the Notes was not made to a person in the United States;

(2)           either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;

(3)           no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

and (ii) with respect to transfers made in reliance upon Rule 144 under the Securities Act, the Transferor hereby certifies that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

[Insert name of Transferor]

By:
Name:
Title:

Dated:

cc:	Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152
Attention: General Counsel

D-2-2

EXHIBIT D-3

[FORM OF CERTIFICATE FOR TRANSFER OR

EXCHANGE FROM

TEMPORARY GLOBAL NOTE

TO RESTRICTED GLOBAL NOTE]

(exchanges or transfers pursuant to

Section 6.5(e) of the Series 2011-2 Indenture Supplement)

The Bank of New York Mellon,

as Transfer Agent and Registrar

2001 Bryan Street, 9th Floor

Dallas, Texas 75201

Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2

Re:          Chesapeake Funding LLC

Series 2011-2 Floating Rate Asset Backed Investor Notes

Reference is hereby made to the Series 2011-2 Indenture Supplement, dated as of September 28, 2011 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                             principal amount of the Temporary Global Note (the “Temporary Global Note”) of the Series 2011-2 Floating Rate Asset Backed Notes [Class A] [Class B] [Class C] (the “Notes”) (ISIN No. [USU16492AK34] [USU16492AL17] [USU1649AM99]) held with [Euroclear] [Clearstream] (Common Code No. [066739694] [066740188] [066740781]) through DTC in the name of [transferor] (the “Transferor”).  The Transferor has requested an exchange or transfer of such interest for an interest in the Restricted Global Note of the Series 2011-2 Floating Rate Asset Backed Notes [Class A] [Class B] [Class C] (CUSIP No. [U16492 AK3] [U16492 AL1] [U16492 AM9]) to be held with DTC.  If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Temporary Global Note will remain outstanding.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the

D-3-1

Certificates for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

[Insert name of Transferor]

By:
Name:
Title:

Dated:

cc:	Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152
Attention: General Counsel

D-3-2

EXHIBIT D-4

[FORM OF CLEARING HOUSE SYSTEM CERTIFICATE]

(exchanges pursuant to Section 6.3

of the Series 2011-2 Indenture Supplement)

Chesapeake Funding LLC

940 Ridgebrook Road

Sparks, Maryland 21152

Attention:  General Counsel

The Bank of New York Mellon,

as Transfer Agent and Registrar

2001 Bryan Street, 9th Floor

Dallas, Texas 75201

Attention:  Structured Finance Services — Chesapeake Funding, Series 2011-2

Re:          Chesapeake Funding LLC

Series 2011-2 Floating Rate Asset Backed Investor Notes

Reference is hereby made to the Series 2011-2 Indenture Supplement, dated as of September 28, 2011 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that we have received certificates substantially to the effect set forth in Exhibit D-5 to the Indenture Supplement in writing, by tested telex or electronic transmissions from Persons appearing in our records as being entitled to a portion of the original principal amount of the Series 2011-2 Investor Notes equal to, as of the date hereof, US$[              ] (our “Noteholders”).  Series 2011-2 Investor Noteholders of such portion of the original principal amount of the Series 2011-2 Investor Notes have requested that their beneficial interest in such Series 2011-2 Investor Notes be exchanged from Temporary Global Notes to Permanent Global Notes.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Global Note except as set forth in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Noteholder with respect to any portion of the part submitted herewith

D-4-1

for exchange are no longer true and cannot be relied upon as of the date hereof.  We understand that this certification is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: [ ]

[EUROCLEAR BANK S.A./N.V., as operator of the Euroclear System]

By:
Name:
Title:

[CLEARSTREAM BANKING, société anonyme]

By:
Name:
Title:

D-4-2

EXHIBIT D-5

[FORM OF CERTIFICATE FOR TRANSFER OR

EXCHANGE FROM

TEMPORARY GLOBAL NOTE

TO PERMANENT GLOBAL NOTE]

(exchanges pursuant to Section 6.3

of the Series 2011-2 Indenture Supplement)

Re:          Chesapeake Funding LLC

Series 2011-2 Floating Rate Asset Backed Investor Notes

If the Series 2011-2 Investor Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the “Act”), then this is to certify that, except as set forth below, the Series 2011-2 Investor Notes are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased the Series 2011-2 Investor Notes in transactions which did not require registration under the Act.  As used in this paragraph, the terms “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Series 2011-2 Investor Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to US$[              ] of such interest in the above Series 2011-2 Investor Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of interests in the Permanent Global Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We hereby request that with the exception of the interests stated in the prior paragraph, our beneficial interest in the Series 2011-2 Investor Notes be exchanged from Temporary Global Notes to Permanent Global Notes.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is

D-5-1

or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date:  [                              ]*

By:
As, or as agent for, the beneficial owner(s) of the Series 2011-2 Investor Notes to which this certificate relates.

*                                         Not earlier than fifteen (15) days prior to the certification event to which the certification relates.

D-5-2

EXHIBIT E

Form of Monthly Settlement Statement

[On file with Administrator and Indenture Trustee]

E-1

EXHIBIT F

Form of Lease Rate Cap

SCHEDULE

to the

MASTER AGREEMENT
(Multicurrency-Cross Border)

dated as of [          ], 20[  ]

between

[                    ]

(“Party A”)

and

Chesapeake Funding LLC,
a limited liability company organized under the laws of the State of Delaware

(“Party B”)

Definitions

The 2006 ISDA Definitions (the “Definitions”) are incorporated into this Agreement and shall form part of this Agreement.  In the event of any inconsistency among or between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation and any relevant definitions incorporated into such Confirmation; (ii) this Schedule and any relevant definitions incorporated herein; (iii) Sections 1 to 14 of this Agreement; and (iv) the Definitions.

Capitalized terms used herein but not defined in this Agreement or the Definitions shall have the meanings specified in that certain Amended and Related Base Indenture, dated as of December 17, 2008, by and among Party B and The Bank of New York Mellon, as Indenture Trustee (the “Indenture”).

For the avoidance of doubt, references herein to a particular “Section” of this Agreement are references to the corresponding sections of the Master Agreement.

Part 1.                                   Termination Provisions

In this Agreement:

(a)           “Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),             Not Applicable

Section 5(a)(vi),            Not Applicable

Section 5(a)(vii),           Not Applicable

Section 5(b)(iv),            Not Applicable

in relation to Party B for the purpose of:

Section 5(a)(v),             Not Applicable

Section 5(a)(vi),            Not Applicable

Section 5(a)(vii),           Not Applicable

Section 5(b)(iv),            Not Applicable

(b)           “Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)           Application of Events of Default.  The provisions of Section 5(a) of this Agreement will apply to Party A and Party B as follows:

	Section 5(a)	Party A	Party B

(i)	“Failure to Pay or Deliver”	Applicable (except as provided below in Part 1(d)(ii)).	Applicable.
(ii)	“Breach of Agreement”	Applicable.	Not Applicable.

	Section 5(a)	Party A	Party B

(iii)	“Credit Support Default”	Applicable (except as provided below in Part 1(d)(ii)).	Applicable (but only to the extent described below in Part 1(d)(i)).
(iv)	“Misrepresentation”	Applicable.	Not Applicable.
(v)	“Default Under Specified Transaction”	[Not] Applicable.	Not Applicable.
(vi)	“Cross-Default”	Applicable.	Not Applicable.
(vii)	“Bankruptcy”	Applicable.	Applicable (but only to the extent described below in Part 1(f)).
(viii)	“Merger Without Assumption”	Applicable.	Applicable.

(d)           (i) Section 5(a)(iii)(1) will apply to Party B in respect of Party B’s obligations under Paragraphs 3(b) and 8(d) of that certain Credit Support Annex, dated as of the date hereof, attached hereto and made a part hereof between Party A and Party B (as from time to time amended, supplemented or replaced, the “Credit Support Annex”).

(ii)           Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not be an Event of Default unless (A)(i) a Moody’s Second Trigger Event has occurred and has continued for at least 30 Local Business Days, (ii) Party A has failed to Transfer sufficient Eligible Credit Support to ensure that the Delivery Amount calculated under paragraph (2) of the definition of “Delivery Amount” in Paragraph 13 of the Credit Support Annex is zero (unless, in any such instance, the applicable Delivery Amount is less than the Minimum Transfer Amount) and (iii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, or (B)(i) an S&P Trigger Event has occurred and continued beyond any date specified for the taking of action required pursuant to Section 5(l)(A)(1) or Section 5(l)(A)(2), as applicable (ii) Party A has failed to Transfer sufficient Eligible Credit Support to ensure that the Delivery Amount calculated under paragraph (1) of the definition of “Delivery Amount” in Paragraph 13 of the Credit Support Annex is zero (unless, in any such instance, the applicable Delivery Amount is less than the Minimum Transfer Amount), and (iii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(e)           With respect to Section 5(a)(vi):

“Specified Indebtedness” will have the meaning specified in Section 14, provided that Specified Indebtedness shall not include deposits received in the course of a party’s ordinary banking business.

“Threshold Amount” means, with respect to Party A, 3% of the Shareholders’ Equity of the applicable Relevant Entity, provided that if the Relevant Entity is Party A, then “Threshold Amount” means 3% of the Shareholders’ Equity of [                              ].

“Shareholders’ Equity” means [with respect to an entity, at any time, (1) if the Relevant Entity is a national banking association, the “Total Equity Capital” of the Relevant Entity (as shown in the most recently filed FFIEC Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks (“Call Report”) Schedule RC- Balance Sheet of such entity) or (2) for any other entity, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles] [an amount equal to [                          ]’s total assets minus its total liabilities as reflected on [                      ]’s most recent audited financial statements].

(f)                                    With respect to Party B only (and the related Confirmations only), the provisions of Section 5(a)(vii) clauses (2), (7) and (9) will not be applicable as an Event of Default; clause (3) will not apply to Party B to the extent it refers to any assignment, arrangement or composition that is effected by or pursuant to the Transaction Documents; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates; clause (6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Transaction Documents or (ii) any appointment that Party B has not become subject to; and clause (8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2), (3), (4), (6) and (7) except to the extent that such provisions are not disapplied with respect to Party B.

(g)                                 Application of Termination Events.  The provisions of Section 5(b) of this Agreement will apply to Party A and Party B as follows:

	Section 5(b)	Party A	Party B

(i)	“Illegality”	Applicable.	Applicable.
(ii)	“Tax Event”	Applicable.	Applicable.
(iii)	“Tax Event Upon Merger”	Applicable.	Applicable.
(iv)	“Credit Event Upon Merger”	Not Applicable.	Not Applicable.

(h)                                 Section 5(b)(ii) will apply, provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

(i)                                     Notwithstanding Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

(j)                                     Section 6(b)(ii) will apply, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” shall be deleted.

(k)                                  The “Automatic Early Termination” provision of Section 6(a) will not apply to either Party A or to Party B.

(l)                                     Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

Market Quotation will apply and the Second Method will apply; provided, however, if an Early Termination Date is designated in respect of (A) an Event of Default with respect to which Party A is a Defaulting Party or (B) an Additional Termination Event with respect to which Party A is the sole Affected Party, notwithstanding Section 6 of this Agreement, the following amendment to the Agreement set forth in paragraphs (i) to (vii) below shall apply:

(i)                                     The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

(ii)                                  The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

(A)                              If, on or before the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number, and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the larger absolute value); and

(B)                                If, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Early Termination Date, and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)                               In determining whether or not a Firm Offer satisfies the condition in subparagraph (4) of Market Quotation, Party B shall act in a commercially reasonable manner.

(iv)                              At any time on or before the Early Termination Date at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number, and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the larger absolute value).

(v)                                 Party B will be deemed to have discharged its obligations to obtain Market Quotations above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Local Business Days after the day on which the Early Termination Date is designated.

(vi)                              If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(vii)                           If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation.  If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).”

(m)                               “Termination Currency” means United States Dollars.

(n)                                 Additional Termination Event will apply.  Each of the following events shall constitute an Additional Termination Event hereunder:

(i)                                     An amendment and/or supplement to any Transaction Document is made without the prior written consent of Party A if such consent is required under such Transaction Documents and such amendment and/or supplement would materially and adversely affect Party A.  For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

(ii)                                  Following the occurrence and during the continuance of an S&P Trigger Event, Party A fails to comply with any obligation to obtain and provide External Marks (as defined in the Credit Support Annex) in accordance with the Credit Support Annex.  With respect to the foregoing Additional Termination Event, Party A shall be the sole Affected Party.

(iii)                               The Investor Notes shall be accelerated and/or Collateral shall be liquidated in accordance with the Transaction Documents following an “Event of Default” thereunder, or there shall occur an optional redemption or other prepayment of the Investor Notes in full prior to their stated maturity dates.  For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party and the Early Termination Date (in the case of an optional redemption or prepayment) shall occur not earlier than the third Local Business Day prior to the applicable redemption or prepayment date.

(iv)                              Following an S&P Trigger Event, each Relevant Entity shall fail to take action that satisfies Part 5(l)(A)(1) or (2), as applicable, hereof within the time period specified in Part 5(l)(A)(1) or (2) (provided that the occurrence of any such Additional Termination Event shall have no effect on Party A’s duty to perform its obligations hereunder prior to actual termination of this Agreement), in which event Party A shall be the sole Affected Party.

(v)                                 Party A fails to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex (other than any such obligation that applies to Party A solely because an S&P Trigger Event has occurred or in respect of an obligation to provide Interim Marks) and either (x) the Moody’s Second Trigger Event has not occurred or (y) the Moody’s Second Trigger Event has occurred but has been continuing for less than 30 Business Days.  For purposes of Section 6 of this Agreement, Party A shall be the sole Affected Party.

(vi)                              A Moody’s Second Trigger Event has occurred and has been continuing for at least 30 Local Business Days, and (i) at least one Eligible Replacement has made a

Firm Offer to be the Transferee under Part 5(k)(ii) below (but only if such Firm Offer then remains capable of becoming legally binding upon acceptance) and/or (ii) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs (i) and (iii) in Part 1(l) above apply) and which remains capable of becoming legally binding upon acceptance.  For purposes of Section 6 of this Agreement, Party A shall be the sole Affected Party.

(o)                                 Party A shall be responsible for any costs reasonably incurred by Party B in connection with any assignment of this Agreement made by Party A by reason of any S&P Trigger Event, Moody’s First Trigger Event or Moody’s Second Trigger Event having occurred.

Part 2.                                                           Tax Representations.

(a)                                  Payer Tax Representations.  For the purpose of Section 3(e) of this Agreement, Party A and Party B make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement; provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)                                 Payee Tax Representations.  For the purposes of Section 3(f) of this Agreement, Party A and Party B make the following representations:

(i)                                     The following representation applies to Party A:  Party A is [a national banking association organized under the laws of the United States and its United States federal taxpayer identification number is [                    ]].

(ii)                                  The following representation applies to Party B:  Party B is a limited liability company organized under the laws of the State of Delaware, it is a U.S. person for United States federal income tax purposes and its United States federal taxpayer identification number is 51-0391968.

Part 3.                                                           Agreement to Deliver Documents.

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each Party agrees to deliver the following documents as applicable:

(a)                                  Tax forms, documents or certificates to be delivered are:

Party B agrees to complete, execute, and deliver to Party A a complete, valid and accurate United States Internal Revenue Service Form W-9, or any successor to such form, and any required attachments thereto (i) upon execution and delivery of this Agreement, (ii) promptly upon reasonable demand by Party A, and (iii) promptly upon learning that any such form(s) previously provided by Party B has become obsolete or is incorrect.

(b)                                 Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A/Party B	Credit Support Document, if any, specified in Part 4 hereof, such Credit Support Document being duly executed if required.	Upon execution and delivery of this Agreement	Yes

Party A	Incumbency certificate or other documents evidencing the authority of the persons executing this Agreement and the related Confirmation[s] on Party A’s behalf	On the Closing Date	Yes

Party B	Monthly Servicing Report setting forth the information specified in Section 8.2 of the Indenture	To be made available to Party B on each Determination Date	Yes

Party B

Each of (i) a copy of the Indenture and the other Transaction Documents, executed and delivered by the parties thereto and (ii) incumbency certificate or other documents evidencing the authority of the persons executing this Agreement and the related Confirmation[s] on Party B’s behalf

		On the Closing Date	Yes

Party A/Party B	Certified copies of all corporate, partnership or membership authorizations, as	Upon execution and delivery of this	Yes

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

	the case may be, and any other documents with respect to the execution, delivery and performance of this Agreement and any Credit Support Document	Agreement

Party A	[FFIEC Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks (“Call Report”) of [ ]].	To be made available on [ ] after the end of each fiscal quarter of [ ].	Yes

Part 4.                                                           Miscellaneous.

(a)                                  Addresses for Notices:  For the purpose of Section 12(a) of this Agreement:  Address for notices or communications to Party A:

[                    ]
[                    ]
[                    ]
Telephone: [                ]
Facsimile: [                ]

With a copy to:

[                    ]

Address for notices or communications to Party B (for all purposes):

Address:	Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, MD 21152
Attention:	Chris Pointer
Facsimile No.:	(410) 773-8893
Telephone No.:	(410) 771-2393

With a copy to Standard & Poor’s:

Address:	Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc.

55 Water Street, 41st Floor
New York, New York 10041
Facsimile No.:	(212) 438-2655
Attention:	Structured Finance Ratings, Asset-Backed Surveillance Group-John Detweiler

(b)                                 Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:	Not Applicable.

Party B appoints as its Process Agent:	Not Applicable.

(c)                                  Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)                                 Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

(i)	Party A is [not] a Multibranch Party.

(ii)	Party B is not a Multibranch Party.

(e)                                  Calculation Agent.  The Calculation Agent is Party A.

(f)                                    Credit Support Document.  Details of any Credit Support Document:

Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a “Credit Support Document”:

Party A:  (i) The Credit Support Annex and (ii) any guarantee (including any Eligible Guarantee) of Party A’s obligations hereunder procured by Party A in compliance with this Agreement.

Party B:  The Credit Support Annex.

(g)                                 Credit Support Provider.

Credit Support Provider means in relation to Party A, the guarantor under any guarantee (including any Eligible Guarantee) of Party A’s obligations hereunder procured by Party A in compliance with this Agreement.

Credit Support Provider means in relation to Party B, Not Applicable.

(h)                                 Governing Law.  This Agreement and any and all controversies arising out of or in relation to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine).

(i)                                     Netting of Payments.  Subject to any particular Confirmation executed in connection with this Agreement, subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions under the Agreement.

(j)                                     “Affiliate” will have the meaning specified in Section 14 of this Agreement.

Part 5.                                                           Other Provisions.

(a)                                  Representations.  Section 3(a)(iii) is hereby amended by inserting the words “or investment policies, or guidelines, procedures, or restrictions,” immediately following the word “documents,”.

(b)                                 Financial Statements.  Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period:

“or, in the case of financial statements, a fair presentation of the financial condition of the relevant party”

(c)                                  Additional Representations.  Section 3 is hereby amended by adding the following additional subsections:

“(g)                           Eligible Contract Participant.  (a) It is an “eligible contract participant” as defined in the Commodity Exchange Act, as amended by the Commodity Futures Modernization Act of 2000, (b) this Agreement and each Transaction is subject to individual negotiation by each party and (c) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(h)                                 Line of Business.  It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

(i)                                     No Agency.  It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).”

In addition, the parties each represent that:

No Reliance.  Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into or amended, extended or otherwise modified) that:  (1) it is acting for its own account and has made its own independent decisions to enter into this Agreement and any Transaction hereunder and as to whether this Agreement and any Transaction hereunder is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary; (2) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement or any Transaction hereunder, it being understood that information and explanations related to the terms and conditions of this Agreement and any Transaction hereunder shall not be considered investment advice or a recommendation to enter into this Agreement or any Transaction hereunder; (3) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of any Transaction hereunder; and (4) it is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction; and (5) it is capable of assuming, and assumes, the financial and other risks of that Transaction.

In addition, Party B represents that:

ERISA.  It is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), subject to Title I of ERISA; a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)), subject to Section 4975 of the Code; or a plan subject to any other federal, state, local or non-U.S. statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (any such employee benefit or other plan, a “Plan”); or (ii) a person acting on behalf of or deemed to hold assets of any Plan.  It will provide notice to Party A in the event that it becomes aware that it is in breach of any aspect of this representation or that, with the passing of time, giving of notice or expiry of any applicable grace period, it will breach this representation.

In addition, Party A represents that:

Pari Passu:  Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

(d)                                 Method of Notice.  Section 12(a)(ii) of this Agreement is deleted in its entirety.

(e)                                  Set-off.

(i)                                     All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c), Section 6 (subject to Part 5(e)(ii) below) or Paragraph 8 of the Credit Support Annex.

(ii)                                  Section 6(e) shall be amended by the deletion of the following sentence:  “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(f)                                    Consent to Recording.  The parties agree that each party may electronically record all telephonic conversations between marketing and trading personnel in connection with this Agreement.  Each party agrees to obtain any necessary consent of, and give any necessary notice of such recording, to, its relevant personnel.

(g)                                 Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY

CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(h)                                 Additional Acknowledgments and Agreements of the Parties.

(i)                                     No Amendment without Prior Confirmation by Rating Agencies.  Section 9(b) of this Agreement is hereby amended by adding the following immediately before the period at the end thereof:  “, and unless each Rating Agency confirms that such amendment will not cause the reduction, suspension or withdrawal of the then-current rating of any of the Investor Notes, unless such amendment (i) clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in this Agreement or (ii) amends the notional amount or the other terms of a confirmation to satisfy the requirements of the Indenture (in which case written copies of such proposed amendment will be provided to the Rating Agencies prior to the effectiveness of such amendment)”.

(ii)                                  [Reserved].

(iii)                               [Reserved].

(i)                                     Notices to Noteholders.  Party B shall provide Party A with copies of all notices and reports given to the holders of the Investor Notes, and upon request, shall provide Party A with any other notices or reports which could be requested by the holders of any Investor Notes.

(j)                                     [Reserved].

(k)                                  Transfers.

(i)                                     Except as provided in Section 6(b)(ii) and Part 5(k)(ii) below, and except for transfers authorized by Section 7[(a) and] (b), Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without the prior written consent of Party B.  Party A shall provide prior written notice to each Rating Agency of any transfer made by it pursuant to Section 6(b)(ii) or Section 7(b).

(ii)                                  Subject to giving prior written notification to Party B and Moody’s and subject to Rating Agency Confirmation, Party A may (at its own expense) transfer its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement, provided that (A) the Transferee contracts with Party B on terms that (I) are identical to the terms of this Agreement in respect of any obligation (whether absolute or contingent) to make payment or delivery after the effective date of such transfer; and (II) insofar as they do not relate to payment or delivery obligations, are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer and (B) unless such transfer is effected at a time when an S&P Trigger Event or a Moody’s First Trigger Event has occurred and is continuing, Party B has determined that the condition in sub-paragraph (A)(II) above is satisfied.

(iii)                               If Party A requests Party B in writing to make a determination for the purpose of sub-paragraph (ii)(B) above and Party B does not notify Party A of its determination within 20 Local Business Days of such request, such sub-paragraph (ii)(B) shall be deemed to be deleted for the purpose of the relevant transfer, provided that such transfer is made at a time when a Moody’s First Trigger Event has occurred and is continuing.

(iv)                              In making any determination for the purpose of sub-paragraph (ii)(B) above, Party B shall act in a commercially reasonable manner.

(v)                                 If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at Party A’s expense) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(vi)                              Following a transfer in accordance with Part 5(k)(ii), all references to Party A shall be deemed to be references to the Transferee.

(l)                                     Downgrades of Party A.

(A)                              S&P Trigger Events.  (1)  S&P First Trigger Event.  If an S&P First Trigger Event occurs with respect to each Relevant Entity, Party A shall within 10 Local Business Days (plus an additional 10 Local Business Days if, before the initial 10 Local Business Days expire, Party A provides to S&P a written proposal regarding the remedy) of the occurrence of such S&P First Trigger Event, and at its sole expense, post Eligible Collateral for the benefit of Party B in the amount and on the terms then applicable under the Credit Support Annex.

(2)  S&P Second Trigger Event.  If an S&P Second Trigger Event occurs with respect to each Relevant Entity, Party A shall (a) within 10 Local Business Days (plus an additional 10 Local Business Days if, before the initial 10 Local Business Days expire, Party A provides to S&P a written proposal regarding the remedy) of the occurrence of such S&P Second Trigger Event, and at its sole expense, post Eligible Collateral for the benefit of Party B in the amount and on the terms then applicable under the Credit Support Annex, and (b) within 60 calendar days (including any additional time required in the case of Rating Agency Confirmation with respect to S&P) of the occurrence of such S&P Second Trigger Event (plus an additional 30 calendar days if, before the initial 60 calendar days expire, Party A provides to S&P a written proposal regarding the remedy), either (x) subject to Rating Agency Confirmation, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor with ratings specified in the definition of Hedge Counterparty Ratings Requirement or (y) subject to Rating Agency Confirmation, assign its rights and obligations under all Transactions to an Eligible Replacement in accordance with Part 5(k)(ii) above, provided that (A) no termination payments or other settlement amounts are payable by Party B to either Party A or the Transferee at the time of or as a result of such assignment by Party A and (B) any termination payments or other settlement amounts are to be settled directly between Party A and the Transferee.  Upon the successful consummation of any assignment to a Transferee as contemplated in this Part 5(l)(A)(2), any obligation of Party A to post and maintain collateral under the Credit Support Annex in respect of such S&P Second Trigger Event shall terminate and Party B shall release its security interest in, and return to Party A, any then-posted collateral.

(B)                                Moody’s Second Trigger Events.  If a Moody’s Second Trigger Event has occurred and is continuing, Party A shall at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, either (x) procure an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor that has the Moody’s Required Hedge Ratings, or (y) effect a transfer of its rights and obligations under this Agreement to an Eligible Replacement in accordance with Part 5(k)(ii) above.

(m)                               USA PATRIOT Act Notice.  Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(n)                                 Non-Petition.  Party A agrees that it will not, prior to at least one year and one day (or if longer, the applicable preference period then in effect plus one day) following the payment in full of all the Investor Notes issued pursuant to the Indenture and the expiration of all applicable preference periods under the laws of the United States, relating to any such payment, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, or from asserting or exercising its rights, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings commenced by any Person other than Party A or its affiliates or other analogous proceedings already commenced under applicable laws.  This Part 5(n) shall survive any termination of this Agreement.

(o)                                 Limited Recourse.  Notwithstanding anything to the contrary contained herein, the obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from the Collateral (as such term is defined in the Indenture), subject to and in accordance with the terms of the Indenture, and, following realization of the Collateral, any claims of Party A against Party B shall be extinguished and shall not thereafter revive.  None of the directors, shareholders, officers or administrators of Party B shall be liable for any amount due from Party B under this Agreement.  It is understood that the foregoing provisions shall not (i) prevent recourse to the Collateral for the sums due or to become due to Party A under this Agreement (subject to the priority of payments set forth in the Indenture) or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until the Collateral has been realized and the proceeds applied in accordance with the Indenture, whereupon any outstanding obligation of Party B under this Agreement shall be extinguished.  Notwithstanding the foregoing (or anything to the contrary in this Agreement), Party B shall be liable for its own fraud, willful misconduct and/or bad faith.  This Part 5(o) shall survive any termination of this Agreement.

(p)                                 Jurisdiction.  Section 13(b) of this Agreement is hereby amended by:  (i) deleting the word “non-” in the second line of subparagraph (i) thereof; and (ii) adding the words “except as necessary to pursue enforcement of the judgment of any such court in other jurisdictions” to the last line of subparagraph (i) thereof immediately prior to “; and”.

(q)                                 Delivery of Confirmations.  For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation (which may be via facsimile transmission).  Party B agrees to respond to such Confirmation within two Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein.  Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction.  Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(r)                                    Certain Definitions.

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is satisfactory to S&P (as from S&P) and is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax and such opinion has been disclosed to Moody’s, (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means an entity that could lawfully perform the obligations owing to Party B under this Agreement (i) that (A) has the Moody’s Required Hedge Ratings and (B) satisfies the Hedge Counterparty Ratings Requirement (as evidenced by receipt of Rating Agency Confirmation from S&P), or (ii) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor that (A) has the Moody’s Required Hedge Ratings and (B) satisfies the Hedge Counterparty Ratings Requirement.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Hedge Counterparty Ratings Requirement” is satisfied by a Relevant Entity if such entity has (i) a long-term rating from S&P of at least “A” and a short-term rating from S&P of at least “A-1” or (ii) a long-term rating from S&P of at least “A+”.

“Moody’s First Trigger Event” means, at any time when Investor Notes are outstanding and rated by Moody’s but a Moody’s Second Trigger Event has not occurred, that no Relevant Entity satisfies the Moody’s First Trigger Required Ratings.

“Moody’s First Trigger Required Ratings” are satisfied by an entity (x) where such entity is the subject of a Moody’s Short-Term Rating, if such rating is “Prime-1” and its long-term, unsecured and unsubordinated debt obligations are rated “A2” or above by Moody’s, and (y) where such entity is not the subject of a Moody’s Short-Term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated “A1” or above by Moody’s.

“Moody’s Required Hedge Ratings” means the Moody’s First Trigger Required Ratings or the Moody’s Second Trigger Required Ratings.

“Moody’s Second Trigger Event” means, at any time when Investor Notes are outstanding and rated by Moody’s, that no Relevant Entity satisfies the Moody’s Second Trigger Required Ratings.

“Moody’s Second Trigger Required Ratings” are satisfied by the entity (x) where such entity is the subject of a Moody’s Short-Term Rating, if such rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s, and (y) where such entity is not the subject of a Moody’s Short-Term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s.

“Moody’s Short-Term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Rating Agency Confirmation” means, at any time when any of the Investor Notes are outstanding and rated by S&P, with respect to any specified action or determination, receipt by Party B of written confirmation in writing (which may be in electronic form) by S&P, that such proposed specified action or determination will not, in and of itself, result in the downgrade, withdrawal or qualification of the then-current rating assigned to the Investor Notes by S&P;

provided that the failure by S&P to respond within 60 calendar days after being provided notification by Party A or Party B of a proposed Amendment or Party A of a proposed Eligible Guarantee or Eligible Replacement or the written waiver or other acknowledgment from S&P indicating its decision not to review the matter for which the Rating Agency Confirmation is sought shall be deemed to satisfy the requirement for the Rating Agency Confirmation from S&P with respect to such proposed action or determination.

“Relevant Entities” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

An “S&P First Trigger Event” is deemed to occur with respect to a Relevant Entity if (i) any of the Investor Notes are Outstanding and rated at least “AA+” by S&P but an S&P Second Trigger Event has not occurred and (ii) such Relevant Entity fails to satisfy the Hedge Counterparty Ratings Requirement.

An “S&P Second Trigger Event” is deemed to occur with respect to a Relevant Entity if (i) any of the Investor Notes are Outstanding and rated at least “AA+” by S&P, and (ii) the long-term rating of such Relevant Entity from S&P is not at least “BBB+”.

“S&P Trigger Event” means an S&P First Trigger Event or an S&P Second Trigger Event.

“Transaction Documents” shall have the meaning assigned to such term under the Indenture.

(s)                                  Safe Harbors.  Each party to this Agreement acknowledges that:

(i)                                     [This Agreement, including any Credit Support Document, is a “master netting agreement” and a “swap agreement” as defined in the U.S. Bankruptcy Code (the “Code”), a “netting contract” as defined in Section 402 of the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended (“FDICIA”) and a “swap agreement” as defined in Section 11(e)(8)(D) of the Federal Deposit Insurance Act, as amended (“FDIA”);

(ii)                                  Party A is a “master netting agreement participant,” a “financial institution,” a “financial participant” and a “swap participant” as defined in the Code, and a “financial institution” as defined in Section 402 of FDICIA;

(iii)                               The rights provided to Party A herein, and in any Credit Support Document, are rights protected by Section 560, Section 561, Sections 362(b)(17) and (27), and Section 362(o) of the Code, Sections 403 through 405 of FDICIA and Section 11(e)(8)(A) of FDIA;

(iv)                              All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document or any Transaction hereunder are transfers protected by Sections 546(e), (f), (g) and (j) of the Code, Section 11(e)(8)(C) of FDIA, and Sections 403(f) and 404(h) of FDICIA; and

(v)                                 All obligations under or in connection with this Agreement, any Credit Support Document or any Transaction hereunder represent obligations in respect of “termination values”, “payment amounts” or “transfer obligations” within the meaning of the Code and FDIA.]

(t)                                    Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(u)                                 Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made, unless Moody’s and S&P have been given prior written notice of such amendment, designation or transfer.

(v)                                 Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to the Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

(w)                               Acknowledgement of Assignment.  Party A hereby acknowledges and consents to Party’s assignment to the Collateral Agent, for the benefit of the Noteholders under the Indenture, of Party B’s rights hereunder, including the right to enforce Party A’s obligations hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof,

[ ]	CHESAPEAKE FUNDING LLC

Name: Title:	Name: Title:

(Unilateral Form)	(ISDA Agreements Subject to New York Law Only)

ISDA®
International Swaps and Derivatives Association, Inc.
CREDIT SUPPORT ANNEX
to the Schedule to the
MASTER AGREEMENT

dated as of [ ]
between
[ ]	and	CHESAPEAKE FUNDING LLC

(“Party A”)		(“Party B”)

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.                                                 Interpretation

(a)                                  Definitions and Inconsistency.  Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex.  In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)                                 Secured Party and Pledgor.  All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.                                                 Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.  Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3.                                                 Credit Support Obligations

(a)                                  Delivery Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i)         the Credit Support Amount

exceeds

(ii)        the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)                                 Return Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i)         the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii)        the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.                                                 Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)                                  Conditions Precedent.  Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i)         no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii)        no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)                                 Transfer Timing.  Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)                                  Calculations.  All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)                                 Substitutions.

(i)         Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii)        subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided that the Secured Party only will be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.                                                 Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation

Agent and the other party (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i)                          In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)                              utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B)                                calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction); and

(C)                                utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii)                       In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time.  The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6.                                                 Holding and Using Posted Collateral

(a)                                  Care of Posted Collateral.  Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property.  Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted

Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)                                 Eligibility to Hold Posted Collateral; Custodians.

(i)                          General.  Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party.  Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian.  The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii)                       Failure to Satisfy Conditions.  If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii)                    Liability.  The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)                                  Use of Posted Collateral.  Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i)                          sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii)                       register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)                                 Distributions and Interest Amount.

(i)                          Distributions.  Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii)                       Interest Amount.  Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).  The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.                                                 Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(i)                          that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii)                       that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii)                    that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.                                                 Certain Rights and Remedies

(a)                                  Secured Party’s Rights and Remedies.  If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i)                          all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)                       any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii)                    the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv)                   the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b)                                 Pledgor’s Rights and Remedies.  If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i)                          the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)                       the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii)                    the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv)                   to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A)                              Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B)                                to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c)                                  Deficiencies and Excess Proceeds.  The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d)                                 Final Returns.  When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.                                                 Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)                          it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii)                       it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

(iii)                    upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv)                   the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10.                                          Expenses

(a)                                  General.  Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)                                 Posted Credit Support.  The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(c)                                  Liquidation/Application of Posted Credit Support.  All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.                                          Miscellaneous

(a)                                  Default Interest.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)                                 Further Assurances.  Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)                                  Further Protection.  The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d)                                 Good Faith and Commercially Reasonable Manner.  Performance of all obligations under this Annex including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)                                  Demands and Notices.  All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)                                    Specifications of Certain Matters.  Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12.                                          Definitions

As used in this Annex:—

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3.

“Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13.

“Delivery Amount “ has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c).  Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x)            the amount of that Cash on that day; multiplied by

(y)           the Interest Rate in effect for that day; divided by

(z)            360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day”, unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (a) thereof will be deemed to include a Transfer under this Annex.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8.  Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i)	in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii)

in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii)

in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv)	in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)                          Eligible Collateral or Posted Collateral that is:

(A)                              Cash, the amount thereof; and

(B)                                a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii)                       Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii)                    Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13.

(a)                                  Security Interest for “Obligations”.  The term “Obligations” as used in this Annex includes no additional obligations with respect to Party A or Party B.

(b)                                 Credit Support Obligations.

(i)                          “Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(A)                              the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”;

(B)                                the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party,” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greater of:

(1)                                  the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(2)                                  the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Value (determined using the Valuation Percentages set out in Exhibit I), as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”; and

(C)                                if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor’s Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

(ii)                       “Return Amount” has the meaning specified in Paragraph 3(b), except that:

(A)                              the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount,” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the lesser of:

(1)                                  the amount by which (a) the Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date; and

(2)                                  the amount by which (a) the Value (determined using the Valuation Percentages set out in Exhibit I), as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date.”

(B)                                in no event shall the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such Transfer, the Delivery Amount would be greater than zero.

(iii)                    Eligible Collateral.  Exhibit I hereto lists the types of assets that will qualify as “Eligible Collateral” for purposes of the Moody’s Credit Support Amount.  Exhibit II hereto lists the types of assets that will qualify as “Eligible Collateral” for purposes of the S&P Credit Support Amount.

(iv)                   There shall be no “Other Eligible Support” for Party A for purposes of this Annex.

(v)                      Thresholds.

(A)                              “Independent Amount” means with respect to Party A:  Not Applicable. “Independent Amount” means with respect to Party B:  Not Applicable.

(B)                                “S&P Threshold” means with respect to Party A:  Infinity; provided, however, that the S&P Threshold with respect to Party A shall be zero if

(i) an S&P Trigger Event has occurred and been continuing for at least 10 Local Business Days (plus an additional 10 Local Business Days, if before the initial 10 Local Business Days expire, Party A provides to S&P written plans for collateral posting or other remedies).

“Moody’s Threshold” means with respect to Party A:  Infinity; provided, however, that the Moody’s Threshold with respect to Party A shall be zero if no Relevant Entity satisfies the Moody’s First Trigger Required Ratings and has not done so (x) for at least 30 Local Business Days or (y) since the date of this Annex.

“Threshold” means with respect to Party B:  Not Applicable.

“Minimum Transfer Amount” means USD 50,000 with respect to each of Party A and Party B.

(C)                                Rounding.  The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD 10,000, respectively.

(c)           Valuation and Timing.

(i)                          “Valuation Agent” means Party A; provided, however, that notwithstanding anything to the contrary set forth in this Annex, the Valuation Agent shall not be required to notify Party B of any of the Valuation Agent’s calculations of Value, Exposure, Delivery Amount or Return Amount under this Annex unless requested to do so (either verbally or in writing) by Party B in each instance.

(ii)                       “Valuation Date” means each Local Business Day.

(iii)                    “Valuation Time” means:

[ ]            the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

[ ]            the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

“Notification Time” means 1:00 p.m., New York time, on a Local Business Day.

(d)                                Conditions Precedent.  No event shall constitute a “Specified Condition”.

(e)                                  Substitution.

(i)                          “Substitution Date” means the Local Business Day in New York on which the Secured Party is able to confirm irrevocable receipt of the Substitute Credit Support, provided that (x) such receipt is confirmed before 3:00 p.m. (New York time) on such Local Business Day in New York and (y) the Secured Party has received, before 1:00 p.m. (New York time) on the immediately preceding Local Business Day in New York, the notice of substitution described in Paragraph 4(d)(i).

(ii)                       Consent.  The Pledgor is not required to obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d).

(f)                                    Dispute Resolution.

(i)                          “Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

(ii)                       Alternative.  The provisions of Paragraph 5 will apply.

(g)                                 Holding and Using Posted Collateral.

(i)                          Eligibility to Hold Posted Collateral; Custodians.  Party B and its Custodian will be entitled to hold Posted Collateral, as applicable, pursuant to Paragraph 6(b); provided that the following conditions applicable to each party are satisfied:

(A)                              Party B, as the Secured Party, is not a Defaulting Party; and

(B)                                Party B hereby covenants and agrees that it will cause all Posted Collateral received from Party A to be held in one or more segregated trust accounts (each, a “Collateral Account”) maintained with a domestic office of a commercial bank, trust company or financial institution organized under the laws of the United States (or any state or a political subdivision thereof) having assets of at least USD 10 billion and a long-term debt or deposit rating of at least Baa2 from Moody’s and a short-term debt or deposit rating of at least A-1 from S&P (a “Qualified Institution”); provided that if any such institution fails to maintain any such rating, such institution may continue to hold Posted Collateral until such Posted Collateral is promptly deposited with a Qualified Institution.  The Secured Party may move the Collateral Accounts from one Qualified Institution to another upon reasonable notice to the Pledgor.  The Secured Party shall cause records to be kept of, and shall identify all items of Posted Collateral credited to, each Collateral Account and shall cause statements concerning the Posted Collateral transferred or delivered by the Pledgor to be sent to the Pledgor on request, which may not be made more frequently than once in each calendar month.

(ii)                       Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.

(h)                                 Distributions and Interest Amount.

(i)                          The “Interest Rate”, with respect to Eligible Collateral in the form of USD Cash, for any day, will be the rate that Party B actually earns and receives on the relevant Posted Collateral.

(ii)                       The “Transfer of Interest Amount” will be made within 3 Local Business Days after the last Local Business Day of each calendar month; provided that Party B shall not be obligated to transfer to Party A any Interest Amount in excess of the amount of interest that Party B actually earns and receives on the relevant Posted Collateral.

(iii)                    Alternative Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(iv)                   Paragraph 12 is hereby amended by replacing the definition of “Interest Period” with the following:

“‘Interest Period’ means the period from (and including) the first day of each calendar month to (and including) the last day of each calendar month.”

(v)                      The definition of “Posted Collateral” in Paragraph 12 is hereby amended by inserting the words “received by Party B and” after the words “Interest Amount or portion thereof”.

(i)                                     Additional Representations.  None.

(j)                                     Other Eligible Support and Other Posted Support.  Not Applicable.

(k)                                  Demands and Notices.  All demands, specifications and notices made by a party to this Annex will be made to the following:

Party A:	[ ]
[ ]
[ ]
Telephone: [ ]
Fax: [ ]

Party B:	Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, MD 21152
Telephone: (410) 771-2634
Fax: (410) 773-8893

Addresses for Transfers.

Party A:	[ ]

Party B:	To be provided by Party B in writing in the notice to transfer.

(l)                                     Other Provisions.

(i)                          This Credit Support Annex is a Security Agreement under the UCC.

(ii)                       Paragraph 1(b) of this Annex is amended by deleting it and restating it in full as follows:

“(b) Secured Party and Pledgor.  All references in this Annex to the “Secured Party” mean Party B, and all references in this Annex to the “Pledgor” mean Party A; provided, however, that if Other Posted Support is held by Party B, all references herein to the Secured Party with respect to that Other Posted Support will be to Party B as the beneficiary thereof and will not subject that support or Party B as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.”

(iii)                    Paragraph 2 of this Annex is amended by deleting the first sentence thereof and restating that sentence in full as follows:

“Party A, as the Pledgor, hereby pledges to Party B, as the Secured Party, as security for the Pledgor’s Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.”

(iv)                   Only Party A makes the representations contained in Paragraph 9 of this Annex.

(v)                      Notwithstanding anything to the contrary in Paragraph 10(a) of this Annex, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the maintenance of and any Transfer of Eligible Collateral.

(vi)                   Paragraph 12 of this Annex is amended by deleting the definitions of “Pledgor”, “Secured Party” and “Value” and replacing them with the following:

“Pledgor” means Party A.

“Secured Party” means Party B.

“Value”, for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, will be calculated as follows:  for Cash, the U.S. dollar value thereof, and for each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to (i) in the case of any calculation relating to the S&P Credit Support Amount, the product of  (A) either (I) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (II) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by the Secured Party, and (B) 100% minus the applicable haircut listed for such security in Exhibit II hereto, or (ii) in the case of any calculation relating to the Moody’s Credit Support Amount, the product of (A) either (I) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (II) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by the Secured Party, and (B) the applicable valuation percentage listed for such security in Exhibit I hereto.  For the avoidance of doubt, if (i) a General Ratings Event has occurred, any Posted Collateral that consists of an item not specified in Exhibit II shall for purposes of the S&P Credit Support Amount be assigned a Value of zero (0), and (ii) a General Ratings Event or a Moody’s Ratings Event has occurred, any Posted Collateral that consists of an item not specified in Exhibit I shall for purposes of the Moody’s Credit Support Amount be assigned a Value of zero (0).”

(vii)                Paragraph 12 is hereby further amended by adding the following definitions (each in the correct alphabetical order):

“Adjusted Party B Exposure” means, on any Valuation Date, either (i) the Exposure of Party B on such Valuation Date (if such Exposure is a positive number), or (ii) zero (0) (if such Exposure is a negative number or zero (0)).

“Exposure” has the meaning specified in Paragraph 12, except that (i) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(l) of the Schedule is deleted)” shall be inserted and (ii) at the end of the definition of “Exposure”, the words “without assuming that the terms of such Replacement Transactions are materially less beneficial for Party B than the terms of this Agreement” shall be added.

“General Ratings Event” means that there shall have occurred and are continuing a Moody’s Ratings Event or an S&P Trigger Event.

“Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating business of such entity.

“Moody’s Credit Support Amount” means the greater of the Moody’s First Trigger Credit Support Amount or the Moody’s Second Trigger Credit Support Amount.

“Moody’s Ratings Event” means the occurrence of any Moody’s First Trigger Event or Moody’s Second Trigger Event.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating business of such entity.

“S&P Credit Support Amount” means (1) for any Valuation Date on which an S&P Trigger Event has occurred and been continuing for at least 10 Local Business Days (plus an additional 10 Local Business Days, if before the initial 10 Local Business Days expire, Party A provides to S&P written plans for collateral posting or other remedies), the excess (if any) of (A) an amount equal to the sum of (x) the Adjusted Party B Exposure on such Valuation Date and (y) the S&P Volatility Buffer Amount, over (B) the S&P Threshold for Party A on such Valuation Date, or (2) for any other Valuation Date, zero.

(viii)             Paragraph 7(iii) of this Annex shall not apply to Party B.

(ix)                     Marks.

Party A agrees that it shall (i) following the occurrence and during the continuance of an S&P Trigger Event, and at its sole expense, obtain and provide to S&P External Marks on a semiannual basis and (ii) make available to S&P Interim Marks on a monthly basis.  Party A may request that Party B (or an affiliate thereof) obtain any mark required to be provided pursuant to the immediately preceding sentence; provided that any such request shall not relieve Party A of its obligation to obtain and provide such marks to S&P.  For purposes of the foregoing:

“External Marks” means mark-to-market quotations of the Exposure obtained from a third party entity that is independent from Party A and that is able to enter into the Transactions being priced.

“Interim Marks” means mark-to-market quotations of the Exposure that may be obtained from pricing sources, internal pricing models or entities independent from Party A.

(x)                        With respect to S&P:

“S&P Volatility Buffer Amount” means the aggregate of the products of the S&P Volatility Buffer for each Transaction and the Notional Amount of each Transaction for the Calculation Period of each such Transaction which includes such Valuation Date.

“S&P Volatility Buffer” shall mean the percentage set forth in the following tables with respect to any Transaction:

S&P Volatility Buffers for Interest Rate Caps (Percent of Notional)

Interest Rate Cap tenor – remaining maturity (years)	Caps (%)
< 3	8.5
> 3 and < 5	12.5
> 5 and < 10	15.0
> 10 and < 15	18.0
>15	21.0

(m)          Ratings Criteria.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)                                    (A) for any Valuation Date on which (I) no Moody’s Second Trigger Event has occurred and is continuing or (II) a Moody’s Second Trigger Event has occurred but has been continuing for less than 30 consecutive Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of the Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean the product of the applicable Moody’s First Trigger Factor set forth in Table A of Exhibit III and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(B)                                for any other Valuation Date, zero, over

(II)                                the Moody’s Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)                                    (A) for any Valuation Date on which a Moody’s Second Trigger Event has occurred and has been continuing for at least 30 consecutive Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments (with the amount of any Next Payments whose amounts have not already been fixed being determined based on the rates prevailing on such Valuation Date) for all Next Payment Dates and (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of the Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

the product of the applicable Moody’s Second Trigger Factor set forth in Table B of Exhibit III and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

if such Transaction is a Transaction-Specific Hedge,

the product of the applicable Moody’s Second Trigger Factor set forth in Table C of Exhibit III and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(B) for any other Valuation Date, zero, over

(II)                                the Moody’s Threshold for Party A for such Valuation Date.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount of the swap is “balance guaranteed” or (y) the notional amount of the swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

EXHIBIT I

Moody’s Eligible Collateral and Valuation Percentages*

(USD-Denominated Liabilities)

	Moody’s First Trigger Event	Moody’s Second Trigger Event

(A) U.S. Dollar Cash.	100%	100%

(B) U.S. Treasury Securities: negotiable debt obligations issued by the U.S. Treasury Department (“Treasuries”) having a fixed rate and a remaining maturity of 1 year or less.	100%	100%

(C) Treasuries having a fixed and a remaining maturity of greater than 1 year but not more than 10 years.	100%	99% (1-2 yr) 98% (2-3 yr) 97% (3-5 yr) 96% (5-7 yr) 94% (7-10 yr)

(D) Treasuries having a fixed rate and a remaining maturity of greater than 10 years.	100%	90% (10-20 yr) 88% (>20 yr)

(E) Treasuries having a floating rate.	100%	99%

(F) Agency Securities: negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Student Loan Marketing Association (SLMA) or Tennessee Valley Authority (TVA) (collectively, “Agency Securities”) having a fixed rate and a remaining maturity of (i) 1 year or less (Moody’s) or (ii) less than one year (S&P).	100%	99%

(G) Agency Securities having a fixed rate and a remaining maturity of (i) greater than 1 year (Moody’s) or (ii) at least one year (S&P), but in each case not more than 5 years.	100%	99% (1-2 yr) 98% (2-3 yr) 96% (3-5 yr)

(H) Agency Securities having a fixed rate and a remaining maturity of greater than 5 years but not more than 10 years.	100%	93%

	Moody’s First Trigger Event	Moody’s Second Trigger Event

(I) Agency Securities having a fixed rate and a remaining maturity of 87% (>20 yr) greater than 10 years but not more than 30 years.	100%	89% (10-20 yr)

(J) Agency Securities having a floating rate.	100%	98%

(K) Other.	0%	0%

* The Valuation Percentage for each item of Eligible Collateral shall (i) if a Moody’s First Trigger Event (but not a Moody’s Second Trigger Event) has occurred and is continuing or a Moody’s Second Trigger Event has occurred but has been continuing for less than 30 Local Business Days, equal the applicable percentage specified under “Moody’s First Trigger Event”, and (ii) if a Moody’s Second Trigger Event has occurred and has been continuing for at least 30 Local Business Days, equal the applicable percentage specified under “Moody’s Second Trigger Event”.  All classes of Eligible Collateral shall be USD-denominated.  Also, the Valuation Percentage for any asset whose remaining maturity is a whole number of years shall (if applicable) be the lower of the Valuation Percentages which, under the Moody’s Second Trigger Event column, may be assigned to assets of the relevant type having such remaining maturity.

EXHIBIT II

‘AA’ Stressed Asset Price Haircuts

Remaining term to maturity (years)

Asset Type	Rating	<1	1-3	3-5	5-7	7-10	10-15	15-20	20+
		Haircut (%)

Sovereign

	AAA	4	9	11	12	14	15	16	17

USD Cash

	AAA	0	0	0	0	0	0	0	0

Municipal GO

	AAA	12	24	30	35	39	47	48	53
	AA	14	26	32	36	41	48	50	54
	A	15	27	33	38	42	50	51	57
	BBB	17	29	35	39	50	57	59	65

Municipal revenue

	AAA	15	27	32	36	41	50	51	59
	AA	18	30	36	41	42	53	54	62
	A	20	32	38	42	44	54	56	63
	BBB	23	33	39	44	51	66	68	77

Corporate

	AAA	20	29	33	38	42	51	60	62
	AA	21	32	38	42	45	54	62	63
	A	23	33	39	44	47	56	63	65
	BBB	24	35	41	45	53	68	69	78

Municipal and corporate

	BB	33	48	51	54	59	69	71	80
	B	42	60	62	63	71	77	80	89
	CCC	59	81	89	93	95	100	100	100

GO—General obligation.

EXHIBIT III

Tables A, B and C for use in Calculating the Moody’s Credit Support Amount

TABLE A

Weighted Average Life of Hedge in Years	Moody’s First Trigger Factors for single currency hedges	Moody’s First Trigger Factors for cross-currency hedges
1 year or less	0.15%	1.10%
Greater than 1 year but not more than 2 years	0.30%	1.20%
Greater than 2 years but not more than 3 years	0.40%	1.30%
Greater than 3 years but not more than 4 years	0.60%	1.40%
Greater than 4 years but not more than 5 years	0.70%	1.50%
Greater than 5 years but not more than 6 years	0.80%	1.60%
Greater than 6 years but not more than 7 years	1.00%	1.60%
Greater than 7 years but not more than 8 years	1.10%	1.70%
Greater than 8 years but not more than 9 years	1.20%	1.80%
Greater than 9 years but not more than 10 years	1.30%	1.90%
Greater than 10 years but not more than 11 years	1.40%	1.90%
Greater than 11 years but not more than 12 years	1.50%	2.00%
Greater than 12 years but not more than 13 years	1.60%	2.10%
Greater than 13 years but not more than 14 years	1.70%	2.10%
Greater than 14 years but not more than 15 years	1.80%	2.20%
Greater than 15 years but not more than 16 years	1.90%	2.30%
Greater than 16 years but not more than 17 years	2.00%	2.30%
Greater than 17 years but not more than 18 years	2.00%	2.40%

Weighted Average Life of Hedge in Years	Moody’s First Trigger Factors for single currency hedges	Moody’s First Trigger Factors for cross-currency hedges
Greater than 18 years but not more than 19 years	2.00%	2.40%
Greater than 19 years but not more than 20 years	2.00%	2.50%
Greater than 20 years but not more than 21 years	2.00%	2.50%
Greater than 21 years but not more than 22 years	2.00%	2.50%
Greater than 22 years but not more than 23 years	2.00%	2.50%
Greater than 23 years but not more than 24 years	2.00%	2.50%
Greater than 24 years but not more than 25 years	2.00%	2.50%
Greater than 25 years but not more than 26 years	2.00%	2.50%
Greater than 26 years but not more than 27 years	2.00%	2.50%
Greater than 27 years but not more than 28 years	2.00%	2.50%
Greater than 28 years but not more than 29 years	2.00%	2.50%
30 years or more	2.00%	2.50%

TABLE B

Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factors for single currency hedges that are not Transaction-Specific Hedges	Moody’s Second Trigger Factors for cross-currency hedges that are not Transaction-Specific Hedges
1 year or less	0.50%	6.10%
Greater than 1 year but not more than 2 years	1.00%	6.30%
Greater than 2 years but not more than 3 years	1.50%	6.40%
Greater than 3 years but not more than 4 years	1.90%	6.60%
Greater than 4 years but not more than 5 years	2.40%	6.70%
Greater than 5 years but not more than 6 years	2.80%	6.80%

Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factors for single currency hedges that are not Transaction-Specific Hedges	Moody’s Second Trigger Factors for cross-currency hedges that are not Transaction-Specific Hedges
Greater than 6 years but not more than 7 years	3.20%	7.00%
Greater than 7 years but not more than 8 years	3.60%	7.10%
Greater than 8 years but not more than 9 years	4.00%	7.20%
Greater than 9 years but not more than 10 years	4.40%	7.30%
Greater than 10 years but not more than 11 years	4.70%	7.40%
Greater than 11 years but not more than 12 years	5.00%	7.50%
Greater than 12 years but not more than 13 years	5.40%	7.60%
Greater than 13 years but not more than 14 years	5.70%	7.70%
Greater than 14 years but not more than 15 years	6.00%	7.80%
Greater than 15 years but not more than 16 years	6.30%	7.90%
Greater than 16 years but not more than 17 years	6.60%	8.00%
Greater than 17 years but not more than 18 years	6.90%	8.10%
Greater than 18 years but not more than 19 years	7.20%	8.20%
Greater than 19 years but not more than 20 years	7.50%	8.20%
Greater than 20 years but not more than 21 years	7.80%	8.30%
Greater than 21 years but not more than 22 years	8.00%	8.40%
Greater than 22 years but not more than 23 years	8.00%	8.50%
Greater than 23 years but not more than 24 years	8.00%	8.60%
Greater than 24 years but not more than 25 years	8.00%	8.60%
Greater than 25 years but not more than 26 years	8.00%	8.70%
Greater than 26 years but not more than 27 years	8.00%	8.80%

Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factors for single currency hedges that are not Transaction-Specific Hedges	Moody’s Second Trigger Factors for cross-currency hedges that are not Transaction-Specific Hedges
Greater than 27 years but not more than 28 years	8.00%	8.80%
Greater than 28 years but not more than 29 years	8.00%	8.90%
30 years or more	8.00%	9.00%

TABLE C

Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factors for single currency hedges that are not Transaction-Specific Hedges	Moody’s Second Trigger Factors for cross-currency hedges that are not Transaction-Specific Hedges
1 year or less	0.65%	6.30%
Greater than 1 year but not more than 2 years	1.30%	6.60%
Greater than 2 years but not more than 3 years	1.90%	6.90%
Greater than 3 years but not more than 4 years	2.50%	7.10%
Greater than 4 years but not more than 5 years	3.10%	7.40%
Greater than 5 years but not more than 6 years	3.60%	7.70%
Greater than 6 years but not more than 7 years	4.20%	7.90%
Greater than 7 years but not more than 8 years	4.70%	8.20%
Greater than 8 years but not more than 9 years	5.20%	8.40%
Greater than 9 years but not more than 10 years	5.70%	8.60%
Greater than 10 years but not more than 11 years	6.10%	8.80%
Greater than 11 years but not more than 12 years	6.50%	9.00%
Greater than 12 years but not more than 13 years	7.00%	9.20%
Greater than 13 years but not more than 14 years	7.40%	9.40%

Weighted Average Life of Hedge in Years	Moody’s Second Trigger Factors for single currency hedges that are not Transaction-Specific Hedges	Moody’s Second Trigger Factors for cross-currency hedges that are not Transaction-Specific Hedges
Greater than 14 years but not more than 15 years	7.80%	9.60%
Greater than 15 years but not more than 16 years	8.20%	9.80%
Greater than 16 years but not more than 17 years	8.60%	10.00%
Greater than 17 years but not more than 18 years	9.00%	10.10%
Greater than 18 years but not more than 19 years	9.40%	10.30%
Greater than 19 years but not more than 20 years	9.70%	10.50%
Greater than 20 years but not more than 21 years	10.00%	10.70%
Greater than 21 years but not more than 22 years	10.00%	10.80%
Greater than 22 years but not more than 23 years	10.00%	11.00%
Greater than 23 years but not more than 24 years	10.00%	11.00%
Greater than 24 years but not more than 25 years	10.00%	11.00%
Greater than 25 years but not more than 26 years	10.00%	11.00%
Greater than 26 years but not more than 27 years	10.00%	11.00%
Greater than 27 years but not more than 28 years	10.00%	11.00%
Greater than 28 years but not more than 29 years	10.00%	11.00%
30 years or more	10.00%	11.00%

[SIGNATURE PAGE FOLLOWS]

Accepted and agreed:

[ ]		CHESAPEAKE FUNDING LLC

By:		By:
	Name:		Name:
	Title:		Title:
	Date:		Date: